AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 13, 2025
File No. 333-

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No.	[ ]

(Check appropriate box or boxes)

EA Series Trust
(Exact Name of Registrant as Specified in Charter)

19 East Eagle Road
Havertown, Pennsylvania 19083
(Address of Principal Executive Offices)

(215) 330-4476
(Registrant’s Area Code and Telephone Number)

Alyssa M. Bernard
19 East Eagle Road
Havertown, Pennsylvania 19083
(Name and Address of Agent for Service)

Copy to:
Karen Aspinall, Esq.
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Shares of beneficial interest, with no par value, of the Stance Sustainable Beta ETF.

It is proposed that the filing will go effective on February 12, 2025 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

INVESTMENT MANAGERS SERIES TRUST II

AXS Change Finance ESG ETF
235 W. Galena Street
Milwaukee, Wisconsin 53212

833-297-2587

[       ] , 2025

Dear Valued Shareholder:

A Special Meeting of Shareholders of the AXS Change Finance ESG ETF (the “Target Fund”), a series of Investment Managers Series Trust II (“IMST II”), will be held at the offices of Mutual Fund Administration, LLC located at 2220 E Route 66 Suite 226 Glendora, CA 91773, at [ :00 a.m.] Eastern time (the “Special Meeting”). The Special Meeting has been called to vote on a proposal to reorganize the Target Fund into the Stance Sustainable Beta ETF (the “Acquiring Fund”), a series of EA Series Trust (the “EA Trust”) (the “Reorganization”).

If the Agreement and Plan of Reorganization (the “Plan”) between IMST II, on behalf of the Target Fund, and the EA Trust, on behalf of the Acquiring Fund, regarding the Reorganization is approved by shareholders of the Target Fund and the Reorganization is completed, all of the assets of the Target Fund will be transferred to the Acquiring Fund; the Acquiring Fund will assume all of the liabilities of the Target Fund; and each shareholder of the Target Fund will receive a number of shares of the Acquiring Fund, and a cash payment in lieu of fractional shares of the Acquiring Fund, equal in aggregate net asset value ("NAV") at the time of the exchange to the aggregate NAV of such shareholder’s shares of the Target Fund. The Target Fund would then be dissolved.

The Acquiring Fund is a series of the EA Trust that commenced operations on November 14, 2024. The Reorganization generally is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes, except with respect to any cash payment in lieu of fractional shares. If the shareholders of the Target Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Board of Trustees of IMST II (the “Board”) will consider, based in part upon the recommendation of the Target Fund’s investment adviser, AXS Investments LLC (“AXS”) will consider additional actions with respect to the Target Fund, including a possible reorganization into another fund complex, the possible liquidation of the Target Fund or the possible continuation of the Target Fund.

If the Reorganization is approved by shareholders of the Target Fund:
•Empowered Funds LLC, dba EA Advisers (“EA Advisers”) will continue to serve as the investment adviser for the Acquiring Fund. AXS will not be involved in the management of the Acquiring Fund.
•Stance Capital, LLC (“Stance Capital”) will continue to serve as the sub-adviser to the Acquiring Fund. Change Finance, PBC (“Change Finance”), the Target Fund’s current sub-adviser, will not be involved in the management of the Acquiring Fund, although Dorrit Lowsen, President and Chief Operating Officer of Change Finance, and Andrew Rodriguez, Chief Executive Officer of Change Finance, will provide consultative support to Stance Capital with respect to the ESG methodology review for a period of no longer than six years.
•Target Fund shareholders will become shareholders of the Acquiring Fund. The Target Fund and the Acquiring Fund have the same investment objectives and substantially similar principal investment strategies and policies. The Target Fund is a passively managed exchange-traded fund (“ETF”) that seeks to track the performance of the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (the “Index”), an index that measures the performance of an equal-weighted portfolio of approximately 100 large and mid-capitalization equity securities of U.S.-listed companies. The Acquiring Fund is also a passively managed ETF that tracks the Index, except that the Index will be managed in a substantially similar fashion by Stance Capital. The investment objectives, principal investment strategies, principal risks, and policies of the Target Fund and the Acquiring Fund are further described in the attached Proxy Statement/Prospectus.
After being presented with AXS’ reasoning and recommendation for the Reorganization, and careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus, the Board has approved the Reorganization and the solicitation of the Target Fund’s shareholders with respect to the Plan. The Board recommends that you cast your vote FOR the proposed Reorganization.

The attached Proxy Statement/Prospectus is designed to give you more information about the proposal. If you have any questions regarding the proposal to be voted on, please do not hesitate to call the number listed on the enclosed proxy card. If you were a shareholder of record of the Target Fund as of the close of business on [ ], 2025, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out and signing the enclosed proxy card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of IMST II at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

Thank you for taking the time to consider this important proposal and for your continuing investment in the AXS Change Finance ESG ETF.

Sincerely,

Joshua Gohr
Vice President

INVESTMENT MANAGERS SERIES TRUST II

AXS Change Finance ESG ETF
235 W. Galena Street
Milwaukee, Wisconsin 53212

833-297-2587

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD [    ], 2025

Investment Managers Series Trust II, a Delaware statutory trust (“IMST II”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the AXS Change Finance ESG ETF, an existing series of IMST II (the “Target Fund”), at the offices of Mutual Fund Administration, LLC located at 2220 E Route 66 Suite 226 Glendora, CA 91773, on [_______], 2025, at [ :00 a.m. Eastern time].
At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote upon the following proposal:

1.
Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Target Fund to the Stance Sustainable Beta ETF (the “Acquiring Fund”), a series of EA Series Trust (the “EA Trust”), in exchange for (a) shares of the Acquiring Fund, and cash in lieu of fractional shares of the Acquiring Fund, with an aggregate net asset value ("NAV") equal to the aggregate NAV of the shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund and cash in lieu of fractional shares received in the exchange to the shareholders of the Target Fund (the “Reorganization”); and

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.
Only shareholders of record of the Target Fund at the close of business on [ ], 2025, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.
As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to please submit your vote via the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, or by calling the toll-free number on your proxy card to vote by telephone. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of IMST II at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.
By Order of the Board of Trustees of Investment Managers Series Trust II

Diane Drake
Secretary
_______, 2025

INVESTMENT MANAGERS SERIES TRUST II

AXS Change Finance ESG ETF
235 W. Galena Street
Milwaukee, Wisconsin 53212
833-297-2587

Summary

We recommend that you read the complete Proxy Statement/Prospectus.  The following Questions and Answers provide an overview of the key features of the reorganization of the AXS Change Finance ESG ETF (the “Target Fund”) into the Stance Sustainable Beta ETF (the “Acquiring Fund”) and of the information contained in this Proxy Statement/Prospectus. The Target Fund and the Acquiring Fund are referred to collectively herein as the “Funds.”

Q.	What is this document and why did you send it to me?

A.
The attached document is a proxy statement to solicit votes from shareholders of the Target Fund, a series of Investment Managers Series Trust II (“IMST II”), at the special meeting of the Target Fund’s shareholders (“Special Meeting”), and a registration statement for the Acquiring Fund, a series of EA Series Trust (the “EA Trust”). This combined proxy/registration statement is referred to below as the “Proxy Statement/Prospectus.”
The Proxy Statement/Prospectus is being provided to you by IMST II in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization between the IMST II and the EA Trust (the form of which is attached as Appendix A) (the “Plan”) regarding the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”). The Proxy Statement/Prospectus contains the information that shareholders of the Target Fund should know before voting on this proposal.
Approval of the shareholders of the Target Fund is needed to proceed with the proposal. The Special Meeting will be held on [  ], 2025 to consider the proposal. If the shareholders of the Target Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Board of Trustees of IMST II (the “Board”) will consider what further actions to take, including a possible reorganization into another fund complex, the possible liquidation of the Target Fund or the possible continuation of the Target Fund. We are sending this document to you for your use in deciding whether to approve the Reorganization. This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement/Prospectus and a proxy card.

Q.	How will the Reorganization be effected?

A.
Assuming the Target Fund shareholders approve the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for (a) shares of the Acquiring Fund, and cash in lieu of fractional Acquiring Fund shares and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund.
Upon the closing of the Reorganization the Target Fund shareholders will receive shares of the Acquiring Fund. Each shareholder of the Target Fund will receive a number of Acquiring Fund shares, and cash in lieu of fractional Acquiring Fund shares, having an aggregate value equal to the aggregate net asset value ("NAV") of the Target Fund shares held by such shareholder, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the date of the closing of the Reorganization (the “Valuation Time”).

Q.	Why is the Reorganization being recommended?

A.
Stance Capital, LLC (“Stance Capital”), the sub-adviser of the Acquiring Fund, entered into an agreement with Change Finance, PBC (“Change Finance”), the sub-adviser of the Target Fund, whereby Change Finance would transfer its investment advisory business relating to the Target Fund to Stance Capital (the “Transaction”). In connection with the Transaction, Stance Capital wishes to reorganize the Target Fund into the Acquiring Fund. To effectuate this, the Board has approved, pursuant to the Plan, the transfer of all the assets and liabilities of the Target Fund to the Acquiring Fund.

Empowered Funds, LLC, dba EA Advisers, will continue to serve as the investment adviser to the Acquiring Fund. Stance Capital will also continue to serve as the sub-adviser to the Acquiring Fund, which tracks the same index and has the same investment objective as the Target Fund. The Target Fund and the Acquiring Fund have substantially similar principal investment strategies and principal risks. AXS Investments LLC (“AXS”), the investment adviser to the Target Fund, and Change Finance, the sub-adviser of the Target Fund, will not be involved with the management of the Acquiring Fund, although Dorrit Lowsen, President and Chief Operating Officer of Change Finance and Andrew Rodriguez, Chief Executive Officer of Change Finance, will provide consultative support to Stance with respect to the ESG methodology review for a period of no longer than six years.

Q.	Will shareholders of the Target Fund have to pay any fees or expenses in connection with the Reorganization?

A.
No. The direct costs associated with the proposed Reorganization, including the costs associated with the Meeting, will be borne by Stance Capital and Change Finance regardless of whether the Reorganization is completed. No indirect expenses are anticipated as part of the Reorganization.

Q.	Will there be any portfolio repositioning in connection with the Reorganization?

A.
No. Since both the Target Fund and the Acquiring Fund seek to track the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (the “Index”), there is no material portfolio repositioning that is anticipated to occur. If portfolio repositioning is needed, this would be accomplished through in-kind transactions with Authorized Participants (as defined below), and no transaction costs are expected to be incurred.

Q.	Will the Reorganization result in an increase in the fees and expenses that are paid by shareholders?

A.
No. The Acquiring Fund has the same management fee, operating expenses and total expense ratio as the Target Fund. Furthermore, the management fee of the Target Fund and Acquiring Fund are both structured as a unitary fee, meaning that EA Advisers will be responsible for paying all Acquiring Fund expenses other than the unitary management fee and certain excluded expenses.

Q.	Will the shares held by the Target Fund shareholders continue to be listed on the NYSE Arca following the Reorganization?

A.	No. The Acquiring Fund shares are listed and traded on The Nasdaq Stock Market LLC.

Q.	Do the Funds have similar investment strategies and risks?

A.	Yes. The Acquiring Fund has the same investment objective, substantially similar principal investment strategies and principal risks as the Target Fund. Both Funds seek to track the performance, before fees and expenses, of the Index. If the Reorganization is approved by shareholders, Stance Capital will acquire the Index and will use a substantially similar construction methodology to the Change Finance Index construction methodology. For additional information, please refer to section I.C.

Q.	Are the Funds managed by the same portfolio management team?

A.
No. EA Advisers serves as the investment adviser and Stance Capital serves as the sub-adviser to the Acquiring Fund. Bill Davis and Kyle Balkissoon of Stance Capital serve as co-portfolio managers for the Acquiring Fund.

Neither AXS nor Change Finance will be involved in the management of the Acquiring Fund, although Dorrit Lowsen, President and Chief Operating Officer of Change Finance, and Andrew Rodriguez, Chief Executive Officer of Change Finance, will provide consultative support to Stance with respect to ESG methodology review for a period of not longer than six years.

Q.	Will the Reorganization constitute a taxable event for the Target Fund shareholders?

A.
Generally, no. The Reorganization is expected to be a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and therefore is generally not expected to result in the recognition of gain or loss by the Target Fund shareholders for federal income tax purposes, except for any gain recognized by shareholders as a result of the receipt of cash in lieu of fractional shares of the Acquiring Fund. As a condition to the closing of the Reorganization, the Funds will receive an opinion of counsel to that effect. A shareholder receiving cash in lieu of fractional shares will generally recognize gain to the extent the cash received by the shareholder exceeds the shareholder’s tax basis allocable to the fractional shares. If a shareholder chooses to sell Target Fund shares prior to the Reorganization, the sale will generally result in the recognition of gain or loss by the selling shareholder. The shareholder may be subject to ordinary income and capital gain distributions as a result of the normal operations of the Target Fund whether or not the proposed Reorganization occurs. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Q.	Will the value of my investment change as a result of the approval of the proposed Reorganization?

A.	No. Shareholders of the Target Fund will receive a number of Acquiring Fund shares equal in value to the aggregate NAV of the Target Fund shares, and a cash payment in lieu of fractional shares of the Acquiring Fund.

Q.	What vote is required to approve the proposed Reorganization?

A.
The approval of the proposed Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Target Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of (i) 67% or more of the Target Fund shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Target Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Target Fund, whichever is less.

Q.	How does the Board recommend that shareholders vote on the Reorganization?

A.	After careful consideration, the Board has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization. Accordingly, the Board recommends that shareholders vote FOR the proposal to approve the Plan and the Reorganization.

Q.	What will happen if the required shareholder approval is not obtained?

A.
In the event that shareholders of the Target Fund do not approve the Reorganization, the Board will consider potential courses of action, including a possible reorganization into another fund complex, the possible liquidation of the Target Fund or the possible continuation of the Target Fund.

Q.	When would the proposed Reorganization be effective?

A.	If approved, the Reorganization is expected to occur as soon as reasonably practicable after shareholder approval is obtained.

Q.	How can I vote?

A.
You can vote in any one of four ways:

•by mail, by sending the enclosed proxy card, signed and dated;
•by phone, by calling one of the toll-free numbers listed on your proxy card for an automated touchtone voting line or to speak with a live operator;
•via the Internet by following the instructions set forth on your proxy card; or
•in person, by attending the Meeting.

Whichever method you choose, please take the time to read the full text of the enclosed Proxy Statement/Prospectus before you vote.

Q.	Whom should I call for additional information about the Proxy Statement/Prospectus?

A.	Please call Sodali & Co., the Funds’ proxy solicitor, at ([ ]) [ ]-[ ], [weekdays from [TIME] a.m. to [TIME] p.m.[ ] time].

SUBJECT TO COMPLETION
The information in this proxy statement/prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This proxy statement/prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

COMBINED PROXY STATEMENT AND PROSPECTUS

FOR THE REORGANIZATION OF

AXS Change Finance ESG ETF
a series of Investment Managers Series Trust II
235 W. Galena Street
Milwaukee, Wisconsin 53212
833-297-2587

INTO

Stance Sustainable Beta ETF
a series of EA Series Trust
19 East Eagle Road
Havertown, PA 19083

[date]

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Investment Managers Series Trust II (“IMST II”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of AXS Change Finance ESG ETF, a series of IMST II (the “Target Fund”), to be held at the offices of Mutual Fund Administration, LLC located at 2220 E Route 66 Suite 226 Glendora, CA 91773 on [ ], 2025, at [ a.m. Eastern time]. At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote upon the following proposal:

1.
Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Target Fund to the Stance Sustainable Beta ETF (the “Acquiring Fund”), a series of the EA Series Trust (the “EA Trust”), in exchange for (a) shares of the Acquiring Fund, and a cash payment in lieu of fractional shares of the Acquiring Fund, with an aggregate net asset value ("NAV") equal to the aggregate NAV of the shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund and a cash payment in lieu of fractional shares, received in the exchange in proportion to the shareholders’ respective holdings of shares of the Target Fund (the “Reorganization”); and

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.
The Target Fund Board has fixed the close of business on [ ], 2025 as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting and at any adjournment thereof. Shareholders of the Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share). This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card will be mailed on or about [ ], 2025, to all shareholders eligible to vote on the Plan.
Shareholders who execute proxies may revoke them at any time before they are voted. Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by writing to the Secretary of IMST II, at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.
The Target Fund is a series of IMST II, an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. The Acquiring Fund is a series of the EA Trust, an open-end management investment company registered with the SEC, and also organized as a Delaware statutory trust.
This Proxy Statement/Prospectus includes information about the Plan and the Acquiring Fund that you should know before voting on the Plan, which if approved, would result in your owning shares of the Acquiring Fund after the Reorganization. The following documents each have been filed with the U.S. Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:
(i) Target Fund Prospectus and Statement of Additional Information (“SAI”) dated July 31, 2024, as supplemented, filed with the SEC (File Nos. 333-191476 and 811-22894); and
(ii) Target Fund Annual Report to Shareholders for the fiscal year ended March 31, 2024 filed with the SEC (File No. 811-22894);
(iii) Target Fund Semi-Annual Report to Shareholders for the period ended September 30, 2024 filed with the SEC (File No. 811-22894); and
(iv) Acquiring Fund Prospectus and Statement of Additional Information dated September 14, 2024, filed with the SEC (File Nos. 333-195493 and 811-22961).
The Target Fund’s Prospectus, Statement of Additional Information, and Annual Report to Shareholders are available upon request and without charge by writing to IMST II, by calling 833-297-2587 or visiting https://www.axsinvestments.com/chgx/.
The Acquiring Fund’s Prospectus and Statement of Additional Information are available without charge by calling (215) 882-9983 or by visiting https://www.stancefunds.com/stsb. Because the Acquiring Fund commenced operations on November 14, 2024, as of the date of this Proxy Statement/Prospectus, no annual or semi-annual report is available.
This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated [ ], relating to this Proxy Statement/Prospectus, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by calling (833) 297-2587.
Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on [  ], 2025. This Proxy Statement/Prospectus is available on the Internet at [ ]. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call the toll-free number on your enclosed proxy card. Representatives are available Monday through Friday [9:00 a.m. to 10:00 p.m.] Eastern Time.
THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Proxy Statement/Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

I.    Proposal - To Approve the Agreement and Plan of Reorganization
A.    Overview
The Board has called the Special Meeting to ask shareholders to consider and vote on the proposed reorganization (the “Reorganization”) of the Target Fund into the Acquiring Fund, a series of the EA Series Trust (the “EA Trust”) (the Target Fund and Acquiring Fund are each sometimes referred to below as a “Fund” and, collectively, as the “Funds”). The Board (including a majority of the independent trustees, meaning those trustees who are not “interested persons” of IMST II as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”)) considered the Plan and the Reorganization and determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The Board reviewed information regarding and considered the Reorganization at a meeting held on July 24, 2024, and approved the Reorganization on September 30, 2024, subject to the approval of the Target Fund’s shareholders.
The Target Fund is a series of IMST II. AXS Investments LLC (“AXS”) serves as the investment adviser to the Target Fund. Change Finance, PBC (“Change Finance”) serves as the Target Fund’s sub-adviser and provides day-to-day portfolio management services to the Target Fund’s portfolio. Empowered Funds, LLC, dba EA Advisers serves as the Acquiring Fund’s investment adviser and Stance Capital, LLC (“Stance Capital”) serves as the Acquiring Fund’s sub-adviser. AXS and Change Finance will not be involved in the management of the Acquiring Fund, although Dorrit Lowsen, President and Chief Operating Officer of Change Finance, and Andrew Rodriguez, Chief Executive Officer of Change Finance will provide consultative support to Stance with respect to ESG methodology review for a period of no longer than six years. AXS has recommended that the Target Fund be reorganized into the Acquiring Fund.
On July 17, 2024, Change Finance entered into an agreement with Stance Capital, the sub-adviser of the Acquiring Fund, whereby Change Finance would transfer its investment advisory business relating to the Target Fund to Stance Capital (the “Transaction”). Stance Capital will pay Change Finance a revenue sharing fee for a period of six years. This fee will be paid out of Change Finance's assets and not those of the Acquiring Fund.
As part of the Transaction, if the Reorganization is approved by shareholders, Stance Capital will acquire the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (the “Index”) from Change Finance and will serve as the Index provider to the Acquiring Fund. Both the Target Fund and the Acquiring Fund seek to track the Index. The Stance Capital construction methodology for the Index will be substantially similar to the Change Finance construction methodology for the Index. The Target Fund and the Acquiring Fund have substantially similar principal investment strategies and principal investment risks.
IMST II is a multiple series trust that offers a number of portfolios managed by separate investment advisers and/or sub-advisers. The EA Trust is not affiliated with IMST II or AXS.
IMST II and the EA Trust are each governed by separate, different Boards of Trustees. The services providers utilized for the Target Fund and the Acquiring Fund are generally different:

	Target Fund	Acquiring Fund
Administrators	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, CA 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, WI 53212	U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202
Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Quasar Distributors, LLC 111 E. Kilbourn Ave, Suite 2200 Milwaukee, WI 53202

Fund Accounting Agent & Transfer Agent	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110	U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Two Liberty Place 50 S. 16th Street, Suite 2900 Philadelphia PA 19102-2529	Tait, Weller & Baker LLP Two Liberty Place 50 S. 16th Street, Suite 2900 Philadelphia PA 19102-2529
Custodian	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110	U.S. Bank National Association 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212
IMST II and the EA Trust anticipate that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by IMST II and the EA Trust of an opinion to such effect from tax counsel to the EA Trust. If the Reorganization so qualifies, the Target Fund and its shareholders generally are not expected to recognize any gain or loss for federal income tax purposes on the transfer of its assets, the assumption of its liabilities, and its receipt and distribution of Acquiring Fund shares in the Reorganization. However, a shareholder receiving cash in lieu of fractional shares of the Acquiring Fund will generally recognize gain to the extent the cash received by the shareholder exceeds the shareholder’s tax basis allocable to the fractional shares.
Furthermore, the Target Fund will not pay for the costs of the Reorganization, the Special Meeting, or the solicitation of proxies. Stance Capital and Change Finance will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement/Prospectus and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, Change Finance also may solicit proxies, without special compensation, by telephone or otherwise. Stance Capital and Change Finance will pay these costs regardless of whether the Reorganization is consummated.
The Board of IMST II, including a majority of the Independent Trustees, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. In approving the Reorganization, the Board considered, among other things:
•That the Reorganization was recommended by AXS and Change Finance, the investment adviser and sub-adviser to the Target Fund, respectively;
•The terms and conditions of the Reorganization;
•The expectation that the Reorganization would constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and its shareholders generally would not recognize gain or loss for U.S. federal income tax purposes in the Reorganization, except with respect to cash in lieu of fractional shares;
•That the management fees for the Target Fund and the Acquiring Fund are the same and each Fund operates under a unitary fee structure, under which EA Advisers has agreed to pay all expenses incurred by the Acquiring Fund, except for the management fee and certain other expenses;
•That the Acquiring Fund would have the same investment objective and principal risks, and substantially similar principal investment strategies and policies as the Target Fund;
•That the Acquiring Fund would seek to track the same Index as the Target Fund, that Stance Capital would acquire the Index from Change Finance, and that the Stance Capital Index construction methodology would be substantially similar to the Change Finance Index construction methodology;
•That, although AXS and Change Finance would not be involved in the management of the Acquiring Fund, Dorrit Lowsen, President and Chief Operating Officer of Change Finance, and Andrew Rodriguez, Chief Executive Officer of Change Finance, will provide assistance to Stance Capital with respect to ESG methodology review for a period of no longer than six years;

•That Stance Capital and Change Finance, and not the Target Fund, would bear the costs of the Reorganization;
•The quality and experience of the Acquiring Fund’s service providers;
•The experience and background of the EA Trust’s officers and independent trustees;
•That the Reorganization would not result in the dilution of the interests of the Target Fund’s existing shareholders;
•That the Reorganization would be submitted to the Target Fund’s shareholders for their approval; and
•That the Target Fund shareholders who do not wish to become Acquiring Fund shareholders may sell their Target Fund shares before the Reorganization.
After considering AXS’ and Change Finance’s presentations and recommendation to the Board during a meeting on July 24, 2024, and on September 30, 2024 in which the Board, based on these considerations, approved the Reorganization and the solicitation of shareholders of the Target Fund to vote on the Agreement and Plan of Reorganization (the “Plan”), the form of which is attached to this Proxy Statement/Prospectus in Appendix A.
B.    Comparison Fee Table and Example
The following shows the fees and expenses for the Target Fund based on the Target Fund’s fees and expenses as of December 31, 2024. The table also shows the estimated pro forma fees and expenses attributable to the pro forma Acquiring Fund. The fees and expenses and the example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of shares of a Fund. Each Fund operates under a unitary fee contract structure whereby each Fund pays its investment adviser a management fee, and the investment adviser then pays all expenses incurred by the Fund except for the management fee and certain other expenses. The Management Fees and the Total Annual Fund Operating Expenses for the Acquiring Fund are the same as those of the Target Fund.
Fees and Expenses

	Target Fund	Acquiring Fund	Acquiring Fund (Pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%	0.49%	0.49%
Distribution and service (Rule 12b-1) Fees	None	None	None
Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.49%	0.49%	0.49%
Example
The Example below is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that the Fund’s Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Target Fund	$50	$157	$274	$616
Acquiring Fund (Pro forma)	$50	$157	$274	$616

C.    The Funds' Investment Objectives, Principal Investment Strategies and Risks

As discussed in more detail below, the investment objectives and principal risks of the Target Fund and the Acquiring Fund are the same. The principal investment strategies of the Funds are substantially similar.
Comparison of Investment Objectives
The investment objective of the Target Fund and the Acquiring Fund are the same. Each Fund seeks to track the performance, before fees and expenses, of the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (the “Index”). Each Fund’s investment objective is a non-fundamental investment policy and may be changed by the respective Fund's Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Comparison of Principal Investment Strategies
The Funds have substantially similar principal investment strategies. However, if the Reorganization is approved by shareholders, the Index will be acquired by Stance Capital and Stance Capital will be responsible for the construction of the Index. Additionally, rather than utilizing Institutional Shareholder Services, Inc. ("ISS") ESG standards ("ISS ESG") and indicators (as described below), Stance will utilize similar information from Corporate Knights Research, (“CKR”), or such other ESG data provider that is selected by Stance Capital, in its sole discretion. CKR is an affiliate of Stance Capital.  CKR is based in Toronto, and is a media and research firm in Canada focused on climate risk.  For over 20 years, it has published an annual ranking of the most sustainable companies in the world.  Both ISS ESG and CKR ESG have ESG methodologies that are rules-based and CKR ESG would form the foundation of Stance Capital’s approach to ESG scoring for the Index.

The following is a side-by-side comparison of the principal investment strategies of the Target Fund and the Acquiring Fund. The bold text highlights the changes in the investment process that will occur if the Reorganization is approved by shareholders.

Target Fund Investment Strategy	Acquiring Fund Investment Strategy
The Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index.	The Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index.
The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in the equity securities of Eligible Companies (i.e., companies that meet the ESG criteria described below) that do not derive any revenue from fossil fuel production, fossil fuel power generation, tobacco production, production of GMOs, nuclear power generation, weapons production, or hazardous pesticide production (the “80% Policy”).
Such 80% Policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders. With respect to the 80% Policy, the Fund defines “equity securities” to mean common and preferred stocks, rights, warrants, depositary receipts, equity interests in real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”).

The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in the equity securities of Eligible Companies (i.e., companies that meet the ESG criteria described below) that do not derive any revenue from fossil fuel production, fossil fuel power generation, tobacco production, production of GMOs, nuclear power generation, weapons production, or hazardous pesticide production (the “80% Policy”).
Such 80% Policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders. With respect to the 80% Policy, the Fund defines “equity securities” to mean common and preferred stocks, rights, warrants, depositary receipts, equity interests in real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”).

The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund generally will invest in all of the component securities of the Index in approximately the same proportion as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index the risk, return, and other characteristics of which closely resemble the risk, return, and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).

The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund generally will invest in all of the component securities of the Index in approximately the same proportion as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index the risk, return, and other characteristics of which closely resemble the risk, return, and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.

The Index. The Target Fund tracks the performance, before fees and expenses, of the Index. The Index was developed in 2017 by Change Finance and measures the performance of an equal-weighted portfolio of approximately 100 large and mid-capitalization equity securities of U.S.-listed companies. The Index excludes companies involved in the fossil fuel industry, fossil-fired utilities and companies which fail to meet a diverse set of environmental, social, and governance (“ESG”) standards.

The Index. The Acquiring Fund tracks the performance, before fees and expenses, of the Index. The Index was developed in 2017 by Change Finance, which was acquired by Stance Capital upon the closing of the Reorganization. The Index measures the performance of an equal-weighted portfolio of approximately 100 large and mid-capitalization equity securities of U.S.-listed companies. The Index excludes companies involved in the fossil fuel industry, fossil-fired utilities and companies which fail to meet a diverse set of environmental, social, and governance (“ESG”) standards.

Construction of the Index begins with the constituents of the Solactive US Large & Mid Cap Index (the “Solactive Universe”), generally the 1,000 largest U.S.-listed common stocks and REITs.
Construction of the Index begins with the constituents of the Solactive US Large & Mid Cap Index (the “Solactive Universe”), or a like universe of generally the 1,000 largest by market capitalization U.S.-listed common stocks and REITs. The Solactive US Large & Mid Cap Index is designed to measure the performance of equity securities of large and mid-capitalization equity issuers covering approximately the largest 85% of the free-float market capitalization in the United States. It is calculated as a total return index in U.S. dollars and weighted by free-float market capitalization.

To be eligible for inclusion in the Index, companies must meet the ESG standards determined by Change Finance, which relies on ESG indicators provided by ISS ESG, a division of Institutional Shareholder Services (“ISS”), a global provider of investment data and analytics. The ISS ESG indicators measure the degree to which a company performs its business in accordance with specified ESG factors. Such factors include (i) whether a company’s primary business is in a prohibited industry (e.g., oil, gas, coal, tobacco); (ii) whether a company is involved in producing goods in a controversial business area (e.g., fossil fuels, nuclear power, genetically modified organisms (“GMOs”), military weapons, pesticides); (iii) whether a company has a history of controversial business practices relating to human rights, labor rights, environmental protection, or business malpractice (e.g., corruption, extreme tax avoidance); as well as (iv) standards and performance criteria related to environmental impacts (e.g., emissions, harmful chemicals in product portfolio, biodiversity management) and human impacts (e.g., hiring practices related to diversity, supply chain standards, health risk in product portfolio). Each factor may be evaluated using one or more indicators. Indicators generally take one of three forms: (A) a percentage of revenue derived from a particular business activity; (B) an analyst rating from 1-4 (with 1 being the lowest score and 4 the highest); or (C) for controversy indicators, the severity of the controversy (e.g., human rights).

To be eligible for inclusion in the Index, companies must meet the ESG standards determined by Stance Capital, which relies on ESG indicators provided by Corporate Knights Research (“CK ESG”). Corporate Knights Research is based in Toronto, and is a media firm in Canada focused on climate risk. CK ESG is an affiliate of Stance Capital. For over 20 years, CK ESG has published an annual ranking of the most sustainable companies in the world. CK ESG's indicators measure the degree to which a company performs its business in accordance with specified ESG factors. Such factors include (i) whether a company’s primary business is in a prohibited industry (e.g., oil, gas, coal, tobacco); (ii) whether a company is involved in producing goods in a controversial business area (e.g., fossil fuels, nuclear power, genetically modified organisms (“GMOs”), military weapons, pesticides); (iii) whether a company has a history of controversial business practices relating to human rights, labor rights, environmental protection, or business malpractice (e.g., corruption, extreme tax avoidance); as well as (iv) standards and performance criteria related to environmental impacts (e.g., emissions, harmful chemicals in product portfolio, biodiversity management) and human impacts (e.g., hiring practices related to diversity, supply chain standards, health risk in product portfolio). Each factor may be evaluated using one or more indicators. Indicators generally take one of three forms: (A) a percentage of revenue derived from a particular business activity; (B) a rating from 1-4 (with 1 being the lowest score and 4 the highest); or (C) for controversy indicators, the severity of the controversy (e.g., human rights).

ISS ESG assigns a score, with respect to each applicable indicator, to each company. To be eligible for inclusion in the Index, a company must meet the minimum threshold score established by the Index methodology with respect to each indicator. At its discretion and from time to time, Change Finance may supplement ISS ESG data with data from additional sources to further refine eligibility. In addition, Change Finance may make adjustments to the Eligible Companies selected for inclusion in the index, for example, to preserve eligibility to file shareholder proposals or to retain access for ongoing or potential shareholder engagement. The companies eligible for inclusion in the Index (the “Eligible Companies”) are then sorted by sector (e.g., healthcare, technology, consumer services) and ranked within each sector by their free-float market capitalization.

CK ESG assign a score, with respect to each applicable indicator, to each company. To be eligible for inclusion in the Index, a company must meet the minimum threshold score established by the Index methodology with respect to each indicator. At its discretion and from time to time, Stance Capital may supplement CK ESG data with data from additional sources to further refine eligibility. ~~In addition, Change Finance may make adjustments to the Eligible Companies selected for inclusion in the index, for example, to preserve eligibility to file shareholder proposals or to retain access for ongoing or potential shareholder engagement~~. The companies eligible for inclusion in the Index (the “Eligible Companies”) are then sorted by sector (e.g., healthcare, technology, consumer services) and ranked within each sector by their free-float market capitalization. As of June 30, 2024, the Index had significant exposure to the following sectors: Information Technology (35.84%), Financials (18.55%) and Health Care sectors (14.78%).

Stance Capital may engage in shareholder activism with respect to the Fund’s holdings by sending letters, engaging in dialog with company management and possibly submitting shareholder proposals on a variety of ESG-related issues, including those related to the ESG Factors.

The Index contains approximately 100 equally weighted Eligible Companies, and the weight of each sector in the Index reflects the weight of such sector in the Solactive Universe. For example, if the technology sector makes up 13.27% of the Solactive Universe, the 13 largest Eligible Companies in the technology sector will be included in the Index with a total weight of 13%.

The Index contains approximately 100 equally weighted Eligible Companies, and the weight of each sector in the Index reflects the weight of such sector in the Solactive Universe. For example, if the technology sector makes up 35.84% of the Solactive Universe, the 36 largest Eligible Companies in the technology sector will be included in the Index with a total weight of 36%.

At the time of each reconstitution of the Index, 100 companies are selected for inclusion in the Index and equally-weighted (i.e., each of the 100 companies receives a weight of 1%). The Index is reconstituted and rebalanced quarterly after the close of trading on the 10th business day of each March, June, September, and December, utilizing data from the last business day of the month preceding the reconstitution. The Index’s exposure may change significantly with each reconstitution or based on market movements between reconstitutions.
At the time of each reconstitution of the Index, 100 companies are selected for inclusion in the Index and equally-weighted (i.e., each of the 100 companies receives a weight of 1%). The Index is reconstituted and rebalanced quarterly after the close of trading on the 10th business day of each March, June, September, and December, utilizing data from the last business day of the month preceding the reconstitution. The Index’s exposure may change significantly with each reconstitution or based on market movements between reconstitutions.

Index Reconstitution. The Index is reconstituted quarterly after the close of trading on the 10th business day of each March, June, September and December, utilizing data from the last business day of the month preceding the reconstitution. If at the time of a reconstitution of the Index there are not a sufficient number of Eligible Companies in a particular sector, the target weight of the remaining sectors will be increased proportionally to include additional companies in such other sector(s). Additionally, if due to rounding, 100 stocks are not selected for the Index at the time of its reconstitution, the largest Eligible Company not otherwise included in the Index will be added to the Index.

If at the time of a reconstitution of the Index, more than 20% of the Index’s weight would be in companies that are not included in the Solactive Universe, the weight of each such company is reduced in proportion to its original weighting until all such companies have an aggregate weight of 20% and the excess weight is reallocated proportionately to all of the Index constituents included in the Solactive Universe.
Index Reconstitution. The Index is reconstituted quarterly after the close of trading on the 10th business day of each March, June, September and December, utilizing data from the last business day of the month preceding the reconstitution. If at the time of a reconstitution of the Index there are not a sufficient number of Eligible Companies in a particular sector, the target weight of the remaining sectors will be increased proportionally to include additional companies in such other sector(s). Additionally, if due to rounding, 100 stocks are not selected for the Index at the time of its reconstitution, the largest Eligible Company not otherwise included in the Index will be added to the Index.

~~If at the time of a reconstitution of the Index, more than 20% of the Index’s weight would be in companies that are not included in the Solactive Universe, the weight of each such company is reduced in proportion to its original weighting until all such companies have an aggregate weight of 20% and the excess weight is reallocated proportionately to all of the Index constituents included in the Solactive Universe.~~

The Index was developed by Change Finance in 2017.	The Index was developed by Change Finance in 2017 and was acquired by Stance Capital upon the closing of the Reorganization.

The Target Fund and Acquiring Fund are each classified as a diversified investment company under the 1940 Act. Each Fund’s 80% Policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.
Comparison of Principal Investment Risks
This section will help you compare the risks of the Target Fund and the Acquiring Fund. Because the investment objectives of the Funds are the same and the investment strategies of the Target Fund and the Acquiring Fund are substantially similar and both Funds track the same Index, they are generally subject to the same principal risks. The Acquiring Fund has an additional Principal Risk entitled Tax Risk, which is not present for the Target Fund, as described in more detail below. The following specific factors have been identified as the principal risks of investing in the Acquiring Fund, and these risks are also applicable to the Target Fund.

Principal Risks Applicable to both the Target Fund and Acquiring Fund
Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
•Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund's NAV and possibly face delisting.
•Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely through in-kind distributions of securities. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
•Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
•Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund's NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund's NAV.

• Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.
• Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

• Trading Issues Risk. Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

REIT Risk. The Fund's investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Risk of Investing in ESG Companies. The universe of acceptable investments for the Fund may be limited as compared to other funds due to the Index methodology’s ESG investment screening. This may affect the Fund's exposure to certain companies or industries and may adversely impact the Fund's performance depending on whether such companies or industries are in or out of favor in the market. The Fund's performance may be lower than other funds that do not seek to invest in companies based on ESG factors and/or remove certain companies or industries from its selection process. The Index methodology seeks to identify companies that meet certain ESG standards and scores, but investors may differ in their views of ESG characteristics. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Additionally, the Index methodology incorporates ESG information provided by third-party data providers, which may be incomplete, inaccurate or unavailable for certain issuers. In addition, ESG information across third-party data providers, indexes and other funds may differ and/or be incomplete.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Warrants and Rights Risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.

MLP Risk. Investment in securities of an MLP involves risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in low volumes due to their small capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Changes in existing laws, regulations or enforcement policies governing the energy sector could significantly increase the compliance costs of MLPs. The Fund will select its investments in MLPs from the current small pool of issuers. Demand for investment opportunities in MLPs that operate energy-related businesses may exceed supply, which could make it difficult to operate the Fund.

Concentration Risk. The Fund will be concentrated (i.e., invest more than 25% of Fund assets) in the industries or group of industries within a single sector to the extent that the Index is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

Market Capitalization Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The securities of mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other funds, and thus will be more susceptible to negative events affecting those sectors. While the Fund’s sector exposure is expected to vary over time based on the composition of the Index, the Fund anticipates that it may be subject to the risks associated with the following sectors.
•Information Technology Sector Risk. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
•Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. This sector has experienced significant losses and a high degree of volatility in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. • Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, litigation, obsolescence of technology, and an increased emphasis on the delivery of health care through outpatient services. The business operations and profitability of companies in the pharmaceuticals and biotechnology industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection, and intense competition.
•Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, litigation, obsolescence of technology, and an increased emphasis on the delivery of health care through outpatient services. The business operations and profitability of companies in the pharmaceuticals and biotechnology industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection, and intense competition.

Index Provider Risk. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider relies on an independent calculation agent to calculate and disseminate the Index accurately. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders.

Third-Party Data Risk. The composition of the Index is heavily dependent on proprietary information and data supplied by a third party (“Third-Party Data”). When Third-Party Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third-Party Data been correct and complete. If the composition of the Index reflects such errors, the Fund's portfolio can be expected to reflect the errors, too.

Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, Change Finance and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

The following specific factor has been identified as a principal risk of investing in the Acquiring Fund. This risk was not present for the Target Fund:
Tax Risk. The Acquiring Fund has acquired a material amount of assets through in-kind contributions that are intended to qualify as tax-deferred transactions. The in-kind contributions might fail to qualify for tax-deferred treatment. If the in-kind contributions qualify for tax-deferred treatment, then unrecognized gain inherent in the assets at the time of the contribution, if and when recognized by the Acquiring Fund, might result in taxable distributions to the Acquiring Fund shareholders, even though the shareholders at the time the gain is recognized did not economically benefit the Acquiring Fund or its shareholders (other than the shareholders who contributed the assets). If one or more of the in-kind contributions were to fail to qualify for tax-deferred treatment, then the Acquiring Fund would not take a carryover tax basis in the applicable contributed assets and would not benefit from a tacked holding period in those assets. This could cause the Acquiring Fund to incorrectly calculate the amount of gain or loss recognized and/or the character of gain or loss (e.g., as long-term or short-term) on the subsequent disposition of such assets. This could cause the Acquiring Fund’s distributions to be inaccurate, which could cause its shareholders to incorrectly calculate tax in respect of their shares.
If any of the contributors in an in-kind contribution are corporations (or are partnerships or trusts with corporate beneficial owners) and a special deemed-sale election is not made in connection with the contribution, then the Acquiring Fund could become liable for an entity-level corporate tax if it disposes of the contributed assets within five years. Distributions of gain recognized on the disposition of those assets would be taxable to shareholders (as discussed above), in addition to this entity-level corporate tax.

D.    Comparison of Investment Restrictions
The fundamental limitations of the Target Fund and the Acquiring Fund are set forth below. The fundamental investment limitations of the Target Fund and Acquiring Fund are substantially similar.

Target Fund Investment Restrictions	Acquiring Fund Investment Restrictions	Differences
The Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
The restrictions are substantially similar.
The Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.	The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The restrictions are substantially similar.
The Fund will concentrate to approximately the same extent that the Index concentrates in a particular industry.	The Fund will concentrate in a particular industry or group of industries, as that term is used in the 1940 Act, to the same extent that the Index so concentrates.	The restrictions are substantially similar.
The Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs).
	The Fund may not purchase or sell real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The restrictions are substantially similar.

Target Fund Investment Restrictions	Acquiring Fund Investment Restrictions	Differences
The Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund's net assets.
	The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The restrictions are substantially similar.
The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.
	The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Fund from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities.	The restrictions are substantially similar.
The Fund may not, with respect to 75% of the total assets of the Fund, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).
	The Fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of its holdings in the securities of such issuer exceeds 5% of the value of its total assets, or (b) it owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to a Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).	Each Fund is diversified. The investment policy is the same for both funds.
The Target Fund has adopted the following non-fundamental investment restriction, which the Acquiring Fund has not adopted.
The Target Fund may not invest, in the aggregate, more than 15% of its net assets in illiquid securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

The Acquiring Fund is subject to the same maximum limit on investments in illiquid securities under Rule 22e-4 under the 1940 Act.
E.    Comparison of Investment Advisory Agreements and Sub-Advisory Agreements
Investment Advisory Agreements
AXS Advisory Agreement. AXS serves as the investment adviser to the Target Fund pursuant to an advisory agreement (the “AXS Advisory Agreement”) with IMST II. The Advisory Agreement between AXS and IMST II describes the services AXS provides to the Target Fund, which generally include providing the Target Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Target Fund’s investments. AXS also continuously monitors and maintains the Target Fund’s investment criteria and determines from time-to-time what securities may be purchased by the Fund. Under the terms of the Advisory Agreement, AXS is not liable to IMST II under the terms of the AXS Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by AXS or IMST II in connection with the performance of the AXS Advisory Agreement, except a loss resulting from a breach of fiduciary duty by AXS with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on AXS’ part in the performance of its duties or from reckless disregard by it of its duties under the AXS Advisory Agreement. The AXS Advisory Agreement may be terminated (x) by IMST II at any time as to the Target Fund, without the payment of any penalty, upon giving AXS 60 days’ notice (which notice may be waived by AXS), provided that such termination by IMST II shall be directed or approved by the vote of a majority of the Trustees of IMST II in office at the time or by the vote of the holders of a majority of the voting securities of the Target Fund at the time outstanding and entitled to vote, or (y) by AXS on 60 days’ written notice (which notice may be waived by IMST II). In addition, the AXS Advisory Agreement will terminate automatically upon its assignment.
Pursuant to the AXS Advisory Agreement, AXS receives an annual unitary management fee equal to 0.49% of the Target Fund’s average daily net assets. In connection with the unitary management fee AXS receives from the Target Fund, AXS is responsible for paying all expenses of the Target Fund excluding fee payments under the AXS Advisory Agreement, interest, taxes, brokerage commissions, and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, dividend and interest expense on securities sold short, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by IMST II under a Rule 12b-1 plan, if any.
A discussion summarizing the basis of the IMST II Board’s approval of the AXS Advisory Agreement between the Target Fund and AXS is included in the Target Fund’s Annual Report for the period ended March 31, 2024.
For its services as investment adviser to the Target Fund, AXS received the following fees for the periods indicated:

	Advisory Fees Accrued	Advisory Fees (Reduced) or Reimbursed	Advisory Fees Retained by AXS
For the fiscal year ended March 31, 2024	$605,401	$0	$605,401
For the fiscal year ended March 31, 2023	$348,093	$0	$348,093
For the fiscal year ended July 31, 2022	$515,075	$0	$515,075

EA Advisory Agreement. Similar to the current Advisory Agreement between IMST II and AXS, the investment advisory agreement between the EA Trust and EA Advisers (the “EA Advisory Agreement”) describes the services EA Advisers will provide to the Acquiring Fund, which are similar to the services currently provided by AXS to the Target Fund. EA Advisers is not liable to the EA Trust under the terms of the EA Advisory Agreement for any loss or damage arising from any action or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any investment or security, or otherwise, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties to the Acquiring Fund. The EA Advisory Agreement may be terminated (x) by the EA Trust at any time as to the Acquiring Fund, without the payment of any penalty, upon giving EA Advisers 60 days’ notice, provided that such termination by the EA Trust shall be directed or approved by the vote of a majority of the Trustees of the EA Trust or by the vote of the holders of a majority of the voting securities of the Acquiring Fund, or (y) by EA Advisers on 60 days’ written notice to the EA Trust. In addition, as with the Advisory Agreement with AXS, the EA Advisory Agreement will terminate automatically upon its assignment.
If the Reorganization is approved by the shareholders of the Target Fund, after the initial two-year term, the EA Advisers Advisory Agreement will continue in effect from year to year with respect to the Acquiring Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act. For its services under the EA Advisers Advisory Agreement, EA Advisers will be entitled to a fee at the specified annual rate of 0.49% of the Acquiring Fund’s average daily net assets, which is the same rate that AXS currently is entitled to receive from the Target Fund. Accordingly, there will not be an increase in advisory fees for the Acquiring Fund as compared to the Target Fund. In addition, pursuant to the terms of the EA Advisers Advisory Agreement, EA Advisers will pay all expenses incurred by the Acquiring Fund except for the advisory fee, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquired fund fees and expenses (including affiliated funds’ fees and expenses), taxes (including tax-related services), interest (including borrowing costs), litigation expenses (including class action-related services) and other non-routine or extraordinary expenses.
The Acquiring Fund commenced operations on November 14, 2024 and does not yet have any advisory fee information to report.
A discussion summarizing the basis of the EA Trust Board’s approval of the EA Advisers Advisory Agreement will be included in the Acquiring Fund's first Form N-CSR.
Sub-Advisory Agreements
Change Finance serves as sub-adviser to the Target Fund.
AXS has entered into a sub-advisory agreement with Change Finance with respect to the Target Fund (the “Change Finance Agreement”). Under the Change Finance Agreement, Change Finance is responsible the day-to-day management of the Index’s portfolio, selection of the Index portfolio constituents and supervision of the Target Fund’s portfolio with respect to the Index, subject to the general oversight of the Board and AXS. Pursuant to the Change Finance Agreement between Change Finance and AXS, AXS compensates Change Finance out of the investment advisory fees it receives from the Target Fund.
After the initial two-year term, the continuance of the Change Finance Agreement must be specifically approved with respect to the Target Fund at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Target Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Change Finance Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of IMST II or by a majority of the outstanding voting securities of the Target Fund. The Change Finance Agreement also may be terminated by AXS upon sixty (60) days’ written notice to Change Finance or by Change Finance upon sixty (60) day’s written notice to AXS and the Board. Finally, the Change Finance Agreement will terminate automatically in the event of a termination of the AXS Advisory Agreement between AXS and IMST II, with respect to the Target Fund.
A discussion summarizing the basis of the Board’s approval of the Change Finance Agreement included in the Target Fund’s Annual Report for the period ended March 31, 2024.
Stance Capital serves as sub-adviser to the Acquiring Fund.
EA Advisers has entered into a sub-advisory agreement with Stance Capital and the EA Trust with respect to the Acquiring Fund (the “Stance Agreement”). Under the Stance Agreement, Stance Capital is responsible for the day-to-day management of the Index’s portfolio, selection of the Index portfolio constituents and supervision of the Acquiring Fund’s portfolio with respect to the Index, subject to the general oversight of the Board and EA Advisers. Pursuant to the Stance Agreement between EA Advisers Stance Capital and the EA Trust, EA Advisers compensates Stance Capital out of the unitary investment management fees it receives from the Acquiring Fund.
After the initial two-year term, the continuance of the Stance Agreement must be specifically approved with respect to the Acquiring Fund at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the

Acquiring Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Stance Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the EA Trust or by a majority of the outstanding voting securities of the Acquiring Fund. The Stance Agreement also may be terminated by EA Advisers upon sixty (60) days’ written notice to Stance Capital or upon sixty (60) day’s written notice to EA Advisers and the Board. Finally, the Stance Agreement will terminate automatically in the event of a termination of the EA Advisory Agreement between EA Advisers and the EA Trust, with respect to the Acquiring Fund.
A discussion summarizing the basis of the Board’s approval of the Stance Agreement will be included in the Fund's first Form N-CSR.

F. Comparison of Distribution, Purchase and Redemption, and Distribution Plan
Distributions and Dividend Reinvestment Plan
The Funds distribute their net investment income annually and their net realized capital gains at least annually, if any. The Funds have not established dividend reinvestment plans, but dividends may be reinvested automatically in additional shares if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.
Purchase and Redemption
The Target Fund and the Acquiring Fund issue and redeem shares on a continuous basis, at NAV, only in large, specified blocks of Shares (each, a “Creation Unit”). The Funds’ shares are generally not individually redeemable securities, except when aggregated as Creation Units. Shares of the Target Fund are listed and traded on the NYSE Arca, Inc. under the ticker symbol “CHGX” and shares of the Acquiring Fund are listed and traded on The Nasdaq Stock Market LLC under the ticker symbol “STSB”. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of each Fund trade on securities exchanges in the secondary market at their market price rather than their NAV, a Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of a Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
With respect to the Target Fund, recent information, including the Target Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.axsinvestments.com.
With respect to the Acquiring Fund, recent information, including the Acquiring Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at https://www.stancefunds.com/stsb.
Distribution Plans
The Board of IMST II has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Distribution and Service Plan, the Target Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No Rule 12b-1 fees are currently paid by the Target Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Target Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
The Board of the EA Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Acquiring Fund may be authorized  to pay distribution fees of up to 0.25% of its average daily net assets each year to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). The maximum amount payable under the Plan is set at 0% until there is further action by the Board. In the event 12b-1 fees are charged, over time they would increase the cost of an investment in the Fund because they would be paid on an ongoing basis.

G.     Key Information about the Reorganization

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Plan, the form of which is attached to this Proxy Statement/Prospectus as Appendix A.

1. Agreement and Plan of Reorganization

At the Special Meeting, the shareholders of the Target Fund will be asked to approve the Plan to reorganize the Target Fund into the Acquiring Fund. The Acquiring Fund is a series of the EA Trust. If the Plan is approved by the shareholders of the Target Fund and the Reorganization is completed, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of shares of the Acquiring Fund, and a cash payment in lieu of fractional shares of the Acquiring Fund, with an aggregate NAV equal to the aggregate NAV of the Target Fund as of the close of business on the closing day of the Reorganization (the “Closing”), and (ii) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities. Immediately thereafter, the Target Fund will distribute the shares of the Acquiring Fund, and a cash payment in lieu of fractional shares of the Acquiring Fund received in exchange for the Target Fund shares held by shareholders and in proportion to the relative NAV of their holdings of shares of the Target Fund by instructing the EA Trust’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Target Fund. The expenses associated with the Reorganization will be borne by Stance Capital and Change Finance. Certificates evidencing Acquiring Fund shares will not be issued to the Target Fund’s shareholders. Upon completion of the Reorganization, each shareholder of the Target Fund will own a number of shares of the Acquiring Fund and will receive a cash payment in lieu of fractional shares of the Acquiring Fund, equal in value to the aggregate value of such shareholder’s shares of the Target Fund at the time of the exchange.]
Until the Closing, shareholders of the Target Fund will continue to be able to sell their shares at the market price on the NYSE Arca, Inc. After the Reorganization, all of the issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund and the transfer books of the Target Fund will be permanently closed.
The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from tax counsel to the EA Trust with respect to the federal income tax consequences of the Reorganization. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on [  ], 2025 or such other date agreed to by IMST II and the EA Trust.
The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized offers of the Target Fund and the Acquiring Fund, notwithstanding approval of the Plan by the Target Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval. In addition, the Plan may be terminated at any time prior to the Closing by the Board or the EA Trust Board if, among other reasons, the Board or the EA Trust Board determines that the Reorganization is not in the best interests of its shareholders.
2. Description of the Acquiring Fund’s Shares

The Acquiring Fund’s Shares issued to the shareholders of the Target Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Individual shares of the Acquiring Fund may only be bought and sold in the secondary market through a broker-dealer at market price.
3. Board Considerations Relating to the Reorganization

The Board considered and discussed the Reorganization with representatives of AXS and Change Finance at a meeting held on July 24, 2024 and a follow-up meeting held on September 30, 2024, the Board, and based on these considerations, approved the Reorganization and the solicitation of shareholders of the Target Fund to vote on the Plan. In considering the Reorganization, the Board and the Independent Trustees reviewed information provided by AXS and Change Finance in response to an information request addressing, among other information, things, the nature and structure of the Reorganization, the proposed impact and benefits to shareholders, any changes in portfolio strategy, management, or design, and the tax impact of the Reorganization.  At a meeting, on July 24, 2024, AXS and Change Finance each presented their reasoning for the Reorganization of the Target Fund into the

Acquiring Fund and recommended that the Board approve the Reorganization. AXS and Change Finance each explained to the Board that it had concluded that the Reorganization may benefit shareholders of the Target Fund. Among the reasons provided and factors discussed were:
•That the Reorganization was recommended by AXS and Change Finance, the investment adviser and sub-adviser to the Target Fund, respectively;
•The terms and conditions of the Reorganization;
•The expectation that the Reorganization would constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and its shareholders generally would not recognize gain or loss for U.S. federal income tax purposes in the Reorganization, except with respect to cash received in lieu of fractional shares;
•That the management fees for the Target Fund and the Acquiring Fund are the same and each Fund operates under a unitary fee structure, under which EA Advisers has agreed to pay all expenses incurred by the Acquiring Fund, except for the management fee and certain other expenses;
•That the Acquiring Fund would have the same investment objective and principal risks, and substantially similar principal investment strategies and policies as the Target Fund;
•That the Acquiring Fund would seek to track the same Index as the Target Fund, that Stance Capital would acquire the Index from Change Finance, and that the Stance Capital Index construction methodology would be substantially similar to the Change Finance Index construction methodology;
•That, although AXS and Change Finance would not be involved in the management of the Acquiring Fund, Dorrit Lowsen, President and Chief Operating Officer of Change Finance, and Andrew Rodriguez, Chief Executive Officer of Change Finance, will provide assistance to Stance Capital with respect to ESG methodology review for a period of no longer than six years;
•That Stance Capital and Change Finance, and not the Target Fund, would bear the costs of the Reorganization;
•The quality and experience of the Acquiring Fund’s service providers;
•The experience and background of the EA Trust’s officers and independent trustees;
•That the Reorganization would not result in the dilution of the interests of the Target Fund’s existing shareholders;
•That the Reorganization would be submitted to the Target Fund’s shareholders for their approval; and
•That the Target Fund shareholders who do not wish to become Acquiring Fund shareholders may sell their Target Fund shares before the Reorganization.
The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After consideration of these and other factors it deemed appropriate, the Board, at a meeting held on September 30, 2024, determined that the Reorganization is in the best interests of the Target Fund and would not dilute the interests of the Target Fund’s existing shareholders. The Board, including those Board members who are not “interested persons” of IMST II, as defined in the 1940 Act, unanimously approved the Reorganization of the Target Fund, subject to approval by its shareholders. The Board noted that if shareholders of the Target Fund do not approve the Reorganization, the Target Fund would not be reorganized into the Acquiring Fund and the Board would have to consider what steps to take, including merging with another fund complex, the possible liquidation of the Target Fund, or the possible continuation of the Target Fund.
4. Federal Income Tax Consequences

For each year of its existence, the Target Fund has had in effect an election to be, and IMST II believes the Target Fund has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, IMST II believes the Target Fund has been, and will continue through the Closing of the Reorganization to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.
As a condition to the Closing of the Reorganization, IMST II and the EA Trust will receive, on behalf of the Target Fund and the Acquiring Fund, respectively, a tax opinion from Practus, LLP with respect to the Reorganization substantially to the effect that for federal income tax purposes:
•The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of the Acquiring Fund and the Target Fund will be a “party to a reorganization,” within the meaning of Section 368(b) of the Code.
•No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.
•No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, or upon the distribution of the Acquiring Fund’s shares to the shareholders of the Target Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of Target Fund, or (2) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.
•No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares (except with respect to cash received).
•The basis of each asset of the Target Fund received by the Acquiring Fund in the Reorganization will be the same as the basis of such asset in the hands of the Target Fund immediately before the effective time of the Reorganization, adjusted for any gain or loss required to be recognized as described in bullet 4 above.
•The holding period of each asset of the Target Fund received by the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized as described in bullet 3 above, will include the period during which such asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).
•The Reorganization will not result in the termination of the Target Fund’s taxable year, and the Target Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization.
•The aggregate tax basis of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder (reduced by any amount of tax basis allocable to shares for which cash is received).
•Each Target Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Target Fund Shareholder’s holding period for the Target Fund shares exchanged therefor, provided that the Target Fund Shareholder held such Target Fund shares as capital assets on the date of the Reorganization.
•The receipt of cash in exchange for Target Fund shares is expected to be a taxable transaction to shareholders in non-tax qualified accounts, with such a shareholder recognizing taxable gain or loss equal to the difference between the tax basis in its Target Fund shares and the amount of cash or the value of other property received.
In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of IMST II, the EA Trust, the Target Fund and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.
Although IMST II is not aware of any adverse state income tax consequences, IMST II has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.
The Reorganization could result in a number of different limitations on the Acquiring Fund’s ability to use realized and unrealized losses of the Target Fund or the Acquiring Fund. In the taxable year of the Acquiring Fund in which the Reorganization occurs, the Acquiring Fund will be able to use capital loss carryforwards of the Target Fund (including from the Target Fund’s short taxable year ending on the date of the Closing), subject to the additional limitations described below, to offset only a prorated portion of the Acquiring Fund’s capital gains for the taxable year, based on the number of days remaining after the date of the Closing in such taxable year.
The Reorganization may also result in limitations on the Acquiring Fund’s ability, following the Reorganization, to use capital loss carryforwards of the Target Fund (including carryforwards generated in the tax year of the Target Fund ending on the date of the Closing). Those limitations may apply if the shareholders of the Target Fund own less than 50% of the combined fund immediately after the Reorganization and would be imposed on an annual basis. The Reorganization may result in limitations on the Acquiring Fund’s ability to use unrealized capital losses inherent in the tax basis of the Target Fund’s assets on the date of the Closing. Capital losses in excess of this limitation may be carried forward indefinitely, subject to any other applicable limitations. This annual limitation on the use of the Target Fund’s losses for periods following the Reorganization generally will equal the product of the NAV of the Target Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization. This limitation may also be prorated in the taxable year of the Acquiring Fund in which the Reorganization occurs based on the number of days remaining after the date of the Closing in such taxable year.
The Reorganization may result in limitations on the Acquiring Fund’s ability, after the Reorganization, to use capital loss carryforwards of the Acquiring Fund, a portion of any losses recognized by the Acquiring Fund in its tax year that includes the Reorganization, and potentially on the Acquiring Fund’s ability to use unrealized capital losses inherent in the tax basis of its assets immediately prior to the Reorganization. These limitations may apply if the Acquiring Fund’s shareholders own less than 50% of the combined fund immediately after the Reorganization. These limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations. If applicable, the annual limitation on the use of these carryforwards for periods following the Reorganization generally will equal the product of the NAV of the Acquiring Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization.
If the Acquiring Fund or the Target Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, the Acquiring Fund, after the Reorganization, may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of the Fund with the net unrealized gain inherent in its assets at the time of the Reorganization) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund.
As a result of the Reorganization, losses and loss carryforwards will benefit the shareholders of the combined Acquiring Fund, rather than the shareholders of the Target Fund, which incurred them. As a result of these rules, taxable shareholders may pay more taxes, or pay taxes sooner, as a result of a Reorganization than they would have if the Reorganization did not occur.
The Target Fund’s and Acquiring Fund’s respective capital loss carryforwards, realized and unrealized gains and losses, and the applicability of the limitations described above, may change significantly between now and the date of the Closing. The ability of any fund to use capital losses to offset gains (even in the absence of a reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.
This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

5. Comparison of Forms of Organization and Shareholder Rights

Form of Organization
IMST II is a Delaware statutory trust governed by its Agreement and Declaration of Trust (the “IMST II Declaration of Trust”), By-Laws and a Board of Trustees. Similarly, the EA Trust is a Delaware statutory trust governed by its Agreement and Declaration of Trust (the “EA Trust Declaration of Trust”), By-Laws and a Board of Trustees. The operations of IMST II and the EA Trust are also governed by applicable state and federal law.
Shares
IMST II and the EA Trust are authorized to issue an unlimited number of shares of beneficial interest and shareholders have no preemptive rights.
Shareholder Voting Rights, Quorum, Required Vote and Action by Written Consent
Pursuant to the IMST II Declaration of Trust, shareholders have the power to vote only for the following (each to the extent and as provided by the applicable Declaration of Trust): (i) for the election or removal of Trustees, (ii) with respect to the approval of termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships, limited liability companies or other types of organizations or individuals who provide services for or on behalf of IMST II and its series, including investment advisory services, as to which shareholder approval is required by the 1940 Act, (iii) with respect to any reorganization of IMST II or any series of IMST II; (iv) with respect to any amendment of the Declaration of Trust; (v) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as to a class action on behalf of IMST II or any series of IMST II, or the shareholders of any of them, and (vi) with respect to such additional matters relating to IMST II as may be required by the 1940 Act, the Declaration of Trust, the By-Laws or any registration of IMST II with the SEC or any State, or as the Trustees may consider necessary or desirable.
Pursuant to the EA Trust Declaration of Trust, shareholders shall have the right to vote only (i) on such matters required by this Declaration of Trust, the By-Laws, the 1940 Act, other applicable law and any registration statement of the Trust filed with the Commission, the registration of which is effective; and (ii) on such other matters as the Board of Trustees may consider necessary or desirable.
The presence in person or by proxy of one-third of the holder of shares of the EA Trust or IMST II entitled to vote shall be a quorum for the transaction of business at a shareholder meeting. A majority shareholder vote at a meeting at which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the applicable Declaration of Trust or the applicable By-Laws, or, with respect to IMST II, when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the shares of one or more particular series. On each matter submitted to a vote of shareholders of the Target Fund or Acquiring Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. There is no cumulative voting in the election or removal of Trustees. Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof or of the shares of any particular series as shall be required by the 1940 Act or by any express provision of the applicable Declaration of Trust or the applicable By-Laws or as shall be permitted by the Trustees) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of shareholders.
Shareholder Meetings
The IMST II and EA Trust are not required to, and do not, have annual meetings. Nonetheless, the Board and the EA Trust Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by IMST II’s Declaration of Trust and By-Laws and the EA Trust Declaration of Trust and By-Laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. IMST II must call a shareholder meeting when requested in writing by shareholders holding at least 10% of the shares outstanding. The EA Trust must also call a shareholder meeting for the consideration of the removal of a trustee from office when requested in writing by shareholders holding at least 10% of the shares entitled to be cast at such meeting. EA Trust must call a shareholder meeting when requested in writing by shareholders holding at least 10% of the shares outstanding.
Shareholder Liability
The IMST II Declaration of Trust disclaims shareholder liability for the debts, liabilities and obligations of IMST II or any of its series and provides indemnification for all losses and expenses of any shareholder held liable for the obligations of the Target Fund. The EA Trust Declaration of Trust disclaims shareholder liability for all loss and expense, including without limitation, attorneys’ fees, arising from such claim or demand the debts, liabilities, obligations and expenses of EA Trust or any of its respective series and provides indemnification for all losses and expenses of any shareholder held liable for the obligations of the Acquiring Fund. Shareholders of the IMST II and EA Trust have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.
Trustee Liability
Both IMST II and EA Trust indemnify trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that the IMST II and EA Trust do not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.
Amendments to Declaration of Trust
Both the EA Trust Board and the IMST II Board may amend the Agreement and Declaration of Trust and IMST II Declaration of Trust, respectively, by an instrument signed by a majority of each respective Board so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.
The foregoing is a very general summary of certain provisions of the trust instruments and by-laws governing IMST II and the EA Trust. It is qualified in its entirety by reference to the respective trust instruments and by-laws.

6. Capitalization

The following table shows, as of January 2, 2025, (1) the unaudited capitalization of the Target Fund and unaudited capitalization of the Acquiring Fund, and (2) the pro forma combined capitalization of the Acquiring Fund, giving effect to the Reorganization as of that date. The capitalizations of the Target Fund and the Acquiring Fund are likely to be different upon the closing of the Reorganization as a result of daily share purchase, redemption, and market activity.

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund Shares	$130,861,655	$37.93	3,450,000
Acquiring Fund Shares	$16,917,686	$24.39	693,750
Acquiring Fund Shares (Pro forma)	$147,779,341	$37.93	3,896,107
The Target Fund will be the accounting and performance survivor following the Reorganization.

7. Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such adviser which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

●	First, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). AXS and EA Advisers are not aware of any circumstances relating to the Reorganization that might result in the imposition of such an “unfair burden” on the Target Fund.

●
Second, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. The EA Trust Board will satisfy this condition at the time of the Reorganization and expects to satisfy this condition for a three-year period following the Reorganization.

H. Additional Information about the Funds

1. Past Performance of the Target Fund

Performance Summary
On March 18, 2022, the Target Fund acquired all of the assets and liabilities of the Change Finance ESG ETF (the “Change Finance Predecessor Fund”), a series of ETF Series Solutions, in exchange for shares of beneficial interest of the Target Fund (the “Predecessor Fund Reorganization”). As a result of the Predecessor Fund Reorganization, the Target Fund is the accounting successor of the Change Finance Predecessor Fund. The historical performance information shown below reflects, for the period prior to the Predecessor Fund Reorganization, the historical performance of the Change Finance Predecessor Fund. The Change Finance Predecessor Fund was advised by Change Finance.
The following bar chart and table provide some indication of the risks of investing in the Target Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual total returns of the S&P 500 Index, a broad-based securities index and the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index. All returns assume reinvestment of dividends and distributions. The Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at https://www.axsinvestments.com/chgx/ or by calling toll-free (833) 297-258.
If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Target Fund and the Target Fund will be the accounting survivor of the Reorganization. The Acquiring Fund will have a different investment adviser and sub-adviser, but will follow the same investment objective, and substantially similar investment strategies and risks as the Target Fund, as described elsewhere in this Proxy Statement/Prospectus.

Calendar-Year Total Return (before taxes) for the Target Fund
For each calendar year at NAV

Average Annual Total Returns (for periods ended December 31, 2023)	One Year	Five Years	Since Inception (10/9/2017)
Return Before Taxes	23.69%	14.33%	11.34%
Return After Taxes on Distributions[1]	23.41%	14.02%	10.98%
Return After Taxes on Distributions and Sale of Fund Shares[1]	14.22%	11.42%	8.98%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	26.29%	15.69%	12.57%
Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (reflects no deduction for fees, expenses, or taxes)	24.41%	14.96%	11.97%

[1]
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest marginal individual federal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Highest Calendar Quarter Return at NAV	24.14%	Quarter Ended Q2/2020
Lowest Calendar Quarter Return at NAV	-19.94%	Quarter Ended Q1/2020
For the one year period ended December 31, 2024, the Target Fund’s total return was 15.15%.
The Acquiring Fund commenced operations on November 14, 2024 and therefore does not have any performance information to provide.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2024, the Target Fund’s portfolio turnover rate was 66% of the average value of its portfolio. The Acquiring Fund commenced operations on November 14, 2024 and does not yet have portfolio turnover information to provide.

2. Investment Advisers, Sub-Advisers, Portfolio Managers and Manager of Managers Structure

Investment Adviser – Target Fund

The Target Fund’s investment adviser is AXS, a Delaware limited liability company. AXS is located at 181 Westchester Ave, Suite 402, Port Chester, New York 10573. AXS has served as investment adviser of the Target Fund since March 18, 2012. AXS is a registered investment adviser with the SEC and provides investment advisory services to other exchange-traded funds. AXS manages the Fund’s investments subject to the supervision of the Board. AXS also arranges for sub-advisory, transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. Further, AXS continuously reviews, supervises, and administers the Fund’s investment program. As of December 31, 2024, AXS had $1.17 billion in assets under management. AXS is wholly owned by AXS Holdings LLC. AXS Holdings LLC is ultimately controlled by Gregory Bassuk.

Pursuant to an Investment Management Agreement between AXS and IMST II (the “AXS Management Agreement”), on behalf of the Target Fund, AXS receives an annual unitary management fee equal to 0.49% of the Target Fund’s average daily net assets. In connection with the unitary management fee AXS receives from the Target Fund, AXS is responsible for paying all expenses of the Target Fund excluding fee payments under the AXS Management Agreement, interest, taxes, brokerage commissions, and other expenses connected with the execution of portfolio transactions, acquired fund fees and expenses, if any, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. AXS is not liable to IMST II under the terms of the ASX Management Agreement for any error of judgment or mistake of law or for any loss suffered by AXS or IMST II in connection with the performance of the AXS Management Agreement, except a loss resulting from a breach of fiduciary duty by AXS with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on AXS’ part in the performance of its duties or from reckless disregard by AXS of its duties under the AXS Management Agreement. Pursuant to an Investment Sub-Advisory Agreement between Change Finance and AXS, AXS compensates Change Finance out of the investment advisory fees it receives from the Acquiring Fund.

Investment Adviser – Acquiring Fund
EA Advisers, located at 19 East Eagle Road, Havertown, PA 19083, is the investment adviser to the Acquiring Fund. EA Advisers provides trading, execution and various other administrative services and supervises the overall daily affairs of the Funds, subject to the general supervision and control of the Board. EA Advisers is wholly-owned by Alpha Architect LLC. EA Advisers is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.
Pursuant to an Investment Management Agreement between EA Advisers and the EA Trust (the “EA Management Agreement”), on behalf of the Target Fund, AXS will receive an annual unitary management fee equal to 0.49% of the Acquiring Fund’s average daily net assets. In connection with the unitary management fee EA Advisers receives from the Acquiring Fund, EA Advisers is responsible for paying all expenses of the Acquiring Fund excluding fee payments under the EA Management Agreement, payments under the Fund’s Rule 12b-1 Distribution and Service Plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs), litigation expense and other non-routine or extraordinary expenses. Additionally, the Fund shall be responsible for its non-operating expenses and fees and expenses associated with the Fund’s securities lending program, if applicable. EA Advisers is not liable to the EA Trust under the terms of the EA Management Agreement for any error of judgment or mistake of law or for any loss suffered by EA Advisers or the EA Trust in connection with the performance of the EA Management Agreement, except a loss resulting from a breach of fiduciary duty by EA Adviser with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on EA Advisers’ part in the performance of its duties or from reckless disregard by EA Advisers of its duties under the EA Management Agreement. Pursuant to an Investment Sub-Advisory Agreement between the EA Trust, EA Advisers and Stance Capital, EA Advisers compensates Stance Capital out of the unitary management fee it receives from the Acquiring Fund.
Sub-Adviser – Target Fund
Change Finance, PBC, located at 705 Grand View Drive, Alexandria, Virginia 22305, serves as the investment sub-adviser for the Target Fund. Change Finance also serves as the Index Provider for the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (the “Index”). Change Finance developed the Index in 2017. Change Finance is a registered investment adviser and provides investment sub-advisory services to ETFs. AXS has entered into an investment sub-advisory agreement with Change Finance (the “Change Finance Sub-Advisory Agreement”). Change Finance is responsible for the day-to-day management of the Index’s portfolio, selection of the Index portfolio constituents and supervision of the Target Fund’s portfolio with respect to the Index, subject to the general oversight of the Board and AXS. Change Finance is responsible for proxy voting and shareholder engagement for the Target Fund. For its services, Change Finance is paid a fee by the Adviser. As of December 31, 2024, Change Finance had $131 million in assets under management. Change Finance is controlled by Andrew Rodriguez and Donna Morton, each by virtue of their direct or indirect ownership of more than 25% of the outstanding equity interests in Change Finance.
Sub-Adviser – Acquiring Fund
Stance Capital, LLC, located at 131 Dartmouth Street, 3rd Floor, Boston, MA 02116 serves as the sub-adviser to the Acquiring Fund. Stance is responsible for the day-to-day management of the Index’s portfolio, selection of the Index portfolio constituents and supervision of the Acquiring Fund’s portfolio with respect to the Index, subject to the general oversight of the Board and EA Advisers. Stance Capital is responsible for proxy voting and shareholder engagement for the Acquiring Fund. For its services, Stance is paid a fee by the Adviser. As of September 30, 2024, Stance had $221 million in assets under management.
If the Reorganization is approved by shareholders, Stance Capital will acquire the Index from Change Finance and Stance Capital will be responsible for the day-to-day management of the Index’s portfolio, selection of the Index portfolio constituents and supervision of the Fund’s portfolio with respect to the Index, subject to the general oversight of the EA Trust Board and EA Advisers.
Portfolio Managers – Target Fund
Andrew Rodriguez and Travis Trampe are the co-portfolio managers who are responsible for the day-to-day management of the Target Fund.
Andrew Rodriguez. Mr. Rodriguez co-founded Change Finance in 2016. He is the Chief Executive Officer and Chief Investment Officer at Change Finance, is the AXS Change Finance ESG ETF’s index manager and a longtime asset management and portfolio management executive focused on sustainability investment portfolios. Prior to co-founding Change Finance in 2016, Mr. Rodriguez was responsible for ESG research and analysis for the Highwater Global Fund, designed clean investment portfolios for the Keel Asset Management, and developed and managed ESG portfolios at Principium. Mr. Rodriguez is widely regarded as an expert in ESG, SRI, and fossil fuel free portfolios available to the broader investing public. Mr. Rodriguez holds an MBA in Sustainable Systems and Impact Investing from Bainbridge Graduate Institute, the first “Green MBA” program.
Travis Trampe. Mr. Trampe joined AXS in 2022. Prior to joining AXS, Mr. Trampe was a portfolio manager with ETF issuers and asset management firms for over 15 years, including most recently from 2016 to 2021, where he was responsible for managing ETFs, mutual funds, UCITS and other fund vehicles. Mr. Trampe's asset management tenure includes longtime experience in portfolio management, trade execution and fund operations in U.S. and global securities markets. Mr. Trampe holds a B.S. in finance and mathematics from Nebraska Wesleyan University.
The Target Fund’s SAI and the Acquiring Fund’s SAI provide additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.
Portfolio Managers – Acquiring Fund
Bill Davis and Kyle Balkissoon are co-portfolio managers who are responsible for the day-to-day management of the Acquiring Fund.
Bill Davis has served as a Portfolio Manager of the Acquiring Fund since its inception in November 2024. Mr. Davis founded Stance Capital to bring to market investment portfolios that mitigate material environmental, social, and governance risks and generate excess returns while at the same time allowing investors to align their portfolios with their belief systems. Prior to forming Stance Capital, Mr. Davis was co-founder and Managing Director of Empirical Asset Management, and a Portfolio Manager on EAM Sustainable Equity, a strategy he launched in 2014. Prior to co-founding Empirical, he was the founder and CEO of Ze-gen, a venture and private equity backed renewable energy company. Mr. Davis received a B.A. from Connecticut College, and his career in business has included serving as CEO or founder of numerous companies including Database Marketing Corporation, Holland Mark, and Cambridge Brand Analytics. He serves on the Board of Ceres, and leads a shareholder engagement effort within Climate Action 100+, a collaborative effort between United Nations Principles of Responsible Investment (UNPRI) and Ceres.

Kyle Balkissoon has served as a Portfolio Manager of the Acquiring Fund since its inception in November 2024. Mr. Balkissoon joined Stance Capital to leverage and advance state-of-the-art machine learning and analysis methods to help clients outperform while adhering to their values. Prior to joining Stance Capital, Mr. Balkissoon led Cognitive Forecasting at IBM, where he was responsible for the development of large forecasting systems for clients in areas such as sales growth, crop yield, replenishment, demand forecasting, advertising, and others. He was an independent data science consultant and led quantitative ESG research at Corporate Knights Capital. Mr. Balkissoon has an M.SC in Financial Markets from EDHEC, a B.Sc in Mathematical Sciences from McMaster University, and a B.A. in Economics from McMaster University. He has contributed to several opensource packages in the quantitative finance space and given talks at various conferences in quantitative finance.
Manager of Managers Structure

Target Fund. IMST II and AXS have received an exemptive order from the SEC which allows AXS to operate the Funds under a “manager of managers” structure (the “AXS Order”). Pursuant to the AXS Order, AXS may, subject to the approval of the Board, hire or replace sub-advisers and modify any existing or future agreement with such sub-advisers without obtaining shareholder approval. Pursuant to the AXS Order, AXS, with the approval of the Board, has the discretion to terminate any sub-adviser and allocate and reallocate the Target Fund’s assets among AXS and any other sub-adviser. AXS has the ultimate responsibility, subject to the oversight and supervision by the Board, to oversee any sub-adviser for the Target Fund and to recommend, for approval by the Board, the hiring, termination and replacement of sub-advisers for the Fund. In evaluating a prospective sub-adviser, AXS will consider, among other things, the proposed sub-adviser’s experience, investment philosophy and historical performance. AXS remains ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage the Target Fund. Within 90 days after hiring any new sub- adviser, the Target Fund’s shareholders will receive information about any new sub-advisory relationships.
Acquiring Fund. EA Advisers and the EA Trust have received an exemptive order from the SEC which allows EA Advisers to operate the Acquiring Fund under a “manager of managers” structure (the “EA Order”). Pursuant to the EA Order, EA Advisers may, subject to the approval of the EA Trust Board, hire or replace sub-advisers and modify any existing or future agreement with such sub-advisers without obtaining shareholder approval. Pursuant to the EA Order, EA Advisers, with the approval of the EA Trust Board, has the discretion to terminate any sub-adviser and allocate and reallocate the Acquiring Fund’s assets among EA Advisers and any other sub-adviser. Within 90 days after hiring any new sub-adviser, the Acquiring Fund’s shareholders will receive information about any new sub-advisory relationships. Replacement of EA Advisers or the imposition of material changes to the advisory agreement would continue to require prior shareholder approval.
3. Trustees and Service Providers for the Target Fund and Acquiring Fund

IMST II and the EA Trust are operated by their respective board of trustees and officers appointed by each board. The Reorganization will, therefore, result in a change in the board of trustees.
Trustees of IMST II
The IMST II Board has six trustees, four of whom are not “interested persons of IMST II” as that term is defined under the 1940 Act. The following individuals comprise the IMST II Board: Thomas Knipper, Kathleen K. Shkuda, Larry D. Tashjian, John P. Zader, Joy Ausili (interested Trustee) and Terrance P. Gallagher (interested Trustee).
Trustees of the EA Trust
The EA Trust Board has four trustees, three of whom are not “interested persons" of the EA Trust as that term is defined under the 1940 Act. The following individuals comprise the EA Trust Board: Michael S. Pagano, Daniel Dorn, Chukwuemeka (Emeka) O. Oguh and Wesley R. Gray (interested Trustee).

Service Providers
The following chart describes the service providers to the Target Fund and the Acquiring Fund:

	Target Fund	Acquiring Fund
Administrators	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, CA 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, WI 53212	U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202
Distributor	ALPS Distributors, LLC 1290 Broadway, Suite 1100 Denver, CO 80203	Quasar Distributors, LLC 111 E. Kilbourn Ave, Suite 2200 Milwaukee, WI 53202

Fund Accounting Agent & Transfer Agent	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110	U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Two Liberty Place 50 S. 16th Street, Suite 2900 Philadelphia PA 19102-2529	Tait, Weller & Baker LLP Two Liberty Place 50 S. 16th Street, Suite 2900 Philadelphia PA 19102-2529
Custodian	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110	U.S. Bank National Association 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212

II. Voting Information

A. General Information

How to Vote
This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Target Fund. The Special Meeting will be held at the offices of Mutual Fund Administration, LLC located at 2220 E Route 66 Suite 226 Glendora, CA 91773.
You may vote in one of the following ways:

●	in person, by attending the Special Meeting;

●	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);

●	call the toll-free number listed on the enclosed proxy card to reach an automated touchtone voting line; or to speak with a live operator; or

●	via the Internet by following the instructions set forth on your proxy card
You may revoke a proxy once it is given. If you desire to revoke a proxy before it is exercised at the Special Meeting, you may do so either by writing to the Secretary of IMST II at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or, adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.
Quorum
Only shareholders of record on [ ], 2024 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each share of the Target Fund held as of the Record Date is entitled to one vote. The presence in person (or via a virtual meeting, if applicable) or by proxy of shareholders owning one-third of the outstanding shares of the Target Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Target Fund. Any lesser number shall be sufficient for adjournments.
Vote Required
Approval of the proposal will require the affirmative vote of a majority of the outstanding shares of the Target Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Target Fund. If the shareholders of the Target Fund do not approve the Reorganization, then the Reorganization of the Target Fund will not be implemented. In such case, the Board will consider what further actions to take with respect to the Target Fund, including a possible reorganization into another fund complex, the possible liquidation of the Target Fund or the possible continuation of the Target Fund.
Adjournments
If a quorum of shareholders of the Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement/Prospectus are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Target Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Target Fund may be adjourned from time to time by a majority of the votes of the Target Fund properly cast upon the question of adjourning the Special Meeting of the Target Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Target Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC's proxy rules, including proposals for which timely notice was not received, as set forth in the SEC's proxy rules.
Effect of Abstentions and Broker “Non-Votes”
All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposal is expected to “affect substantially” a shareholder's rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, IMST II does not expect to receive broker non-votes.
Assuming the presence of a quorum, abstentions and broker non-votes will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.
B. Method and Cost of Solicitation

This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on [ ], 2024 is the Record Date for determining the shareholders of the Target Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. IMST II expects that the solicitation of proxies will be primarily by mail and telephone. AXS has retained Sodali & Co. to provide proxy services, at an anticipated cost of approximately $10,000. Change Finance and Stance will bear the costs of the Special Meeting, including legal costs, the costs of retaining Sodali & Co., and other expenses incurred in connection with the solicitation of proxies. Stance and Change Finance will pay these costs regardless of whether the Reorganization is consummated.

C. Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by writing to the Secretary of IMST II, at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.
D. Voting Securities and Principal Holders

Shareholders of the Target Fund at the close of business on the Record Date will be entitled to be present and vote on the proposal related to the Target Fund at the Special Meeting. As of the Record Date, there were [ ] shares outstanding and entitled to vote at the Special Meeting (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers).
Any person owning, directly or indirectly, more than 25% of the outstanding shares of the Target Fund is presumed to control the Target Fund. Principal holders are persons who own 5% or more of the outstanding shares of the Target Fund. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of the Record Date, the Target Fund does not have information regarding the record or beneficial ownership of shares of the Target Fund held in the names of DTC participants, as DTC has not provided the Target Fund with access to such information.
To the knowledge of each Fund, as of [ ], the following persons held of record or beneficially 5% or more of the outstanding shares of each Fund. Persons holding more than 25% of the outstanding shares of a Fund may be deemed to have “control” (as that term is defined in the 1940 Act) and may be able to affect or determine the outcome of matters presented for a vote of shareholders.

Acquired Fund Name/Address	Percentage of Total Outstanding Shares

Acquiring Fund Name/Address	Percentage of Total Outstanding Shares

E. Interest of Certain Persons in the Transaction

EA Advisers may be deemed to have an interest in the Reorganization because it will receive fees from the Acquiring Fund for its services as investment adviser. In addition, Change Finance may be deemed to have an interest in the Reorganization because it will receive payments from Stance Capital after the completion of the Reorganization related to its sale and transfer to Stance Capital of its investment advisory business relating to the Target Fund.
III. Miscellaneous Information

A. Other Business
The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.
B. Next Meeting of Shareholders
The Target Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Target Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Target Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by IMST II at its office at a reasonable time before IMST II begins to print and mail its proxy statement, as determined by the Board, to be included in the Target Fund’s proxy statement and form of proxy relating to that meeting and must satisfy all other legal requirements.
C. Legal Matters
Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the federal income tax consequences of the Reorganization will be passed upon by Practus, LLP.

D. Independent Registered Public Accounting Firm
The financial statements of the Target Fund for the fiscal year ended March 31, 2024, contained in the Target Fund’s 2024 Annual Report to Shareholders, has been audited by Tait, Weller & Baker LLP (“Tait"), independent registered public accounting firm. The Acquiring Fund commenced operations on November 14, 2024 and therefore does not yet have audited financial statements. Tait serves as the independent registered public accounting firm for the Acquiring Fund.

E. Information Filed with the SEC
IMST II and the EA Trust are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by IMST II may be inspected without charge and copied, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded without charge from the SEC’s website at www.sec.gov.

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [__] day of [__] 2025, by and among (i) EA Series Trust (the “EA Trust”), a Delaware statutory trust, on behalf of one of its series, Stance Sustainable Beta ETF (the “Acquiring Fund”); (ii) Investment Managers Series Trust II (“IMST II”), a Delaware statutory trust, on behalf of its series, AXS Change Finance ESG ETF (the “Target Fund”); and (iii) for purposes of Sections 9.1 and 9.2 only, Stance Capital, LLC, a Massachusetts limited liability company (“Stance Capital”), and Change Finance, PBC, a public benefit corporation (“Change Finance”). The Acquiring Fund and the Target Fund may be referred to herein each as a “Fund” and collectively as the “Funds.”
This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund into the Acquiring Fund will consist of (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) and cash in lieu of fractional shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; and (ii) the distribution of all of the Acquiring Fund Shares received by the Target Fund to the holders of shares of the Target Fund in exchange for their shares in the Target Fund as part of the complete liquidation, dissolution and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement ((i) and (ii) collectively, the “Reorganization”).
WHEREAS, each Fund is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;
WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and
WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and, there being no existing shareholders of the Acquiring Fund, that the Reorganization will not result in the dilution of the Acquiring Fund’s shareholders’ interests, and the Board of Trustees of the Target Fund (the “Target Fund Board”) has determined that the Reorganization is in the best interests of the Target Fund and that the Reorganization will not result in the dilution of the Target Fund’s shareholders’ interests.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I
TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE LIABILITIES OF THE TARGET FUND AND
TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1    THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, at the Closing, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, at the Closing, the Acquiring Fund agrees (i) to issue and deliver to the Target Fund the number of Acquiring Fund Shares computed in the manner set forth in Section 2.3, and (ii) to assume all of the liabilities of the Target Fund, if any, as set forth in Section 1.3. The foregoing transactions will take place on the date of the closing provided for in Section 3.1 (the “Closing” and such date, the “Closing Date”).
1.2 ASSETS TO BE TRANSFERRED. The Target Fund will transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, provided that the Target Fund will retain assets sufficient to pay the dividend or dividends set forth in Section 8.5 (such transferred assets, the “Target Assets”).

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments as of such date. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities and other investments, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objective, policies or restrictions and will notify the Target Fund in writing accordingly. With respect to any such securities or other investments so identified by the Acquiring Fund before the Closing Date or, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain securities or other investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such securities or other investments, the Funds shall reasonably cooperate to dispose of such securities or other investments as may be necessary to, as of the Closing, (i) be in conformity with the Acquiring Fund’s investment objective, policies or restrictions or (ii) avoid violating such percentage limitations, as the case may be. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any securities or other investments if, in the reasonable judgment of the Target Fund Board or AXS Investment Management LLC, the investment adviser to the Target Fund (“AXS”), such disposition would adversely affect the status of the Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code, or would otherwise not be in the best interests of the Target Fund.
1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor, consistent with its obligations to pursue its investment objective and investment strategies, to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except for those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. Notwithstanding the foregoing, the liabilities not so discharged will be assumed by the Acquiring Fund, which assumed liabilities will include all of the Target Fund’s liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement (all such assumed liabilities, the “Assumed Liabilities”).
1.4 LIQUIDATION AND DISTRIBUTION.
(a) As soon as reasonably practicable after the Closing, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record (the “Target Fund Shareholders”), as of the time of such distribution, all of the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and payable prior to such distribution (“Interim Dividends”)). Such distributions will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders and representing such shareholder’s pro rata share of the Acquiring Fund Shares received by the Target Fund, and by paying to Target Fund Shareholders any Interim Dividends on Acquiring Fund Shares received by the Target Fund. All issued and outstanding shares of the Target Fund simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such transfers, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the shares.
(b) As soon as is reasonably practicable after the distribution referenced in Section 1.4(a), the Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below.
1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.
1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s shares on the books of the Target Fund as of that time will, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.7 TERMINATION. The Target Fund will completely liquidate and be dissolved, terminated and have its affairs wound up following the Closing and the payment of the distribution pursuant to Section 1.4.
1.8 REPORTING. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing regulatory reports, tax returns or other documents with the Securities and Exchange

Commission (the “Commission”), the exchange on which the Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and will remain the responsibility of the Target Fund.
1.9 BOOKS AND RECORDS. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, will be available to the Acquiring Fund from and after the Closing Date and copies thereof will be turned over to the Acquiring Fund as soon as practicable following the Closing. Following the Closing, the Acquiring Fund shall maintain all books and records related to the Reorganization as required by applicable law, including the 1940 Act.

ARTICLE II
VALUATION

2.1 VALUATION OF ASSETS. The value of the net assets of the Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Target Fund.
2.2 VALUATION OF SHARES. The net asset value per Acquiring Fund Share will be computed as of the Valuation Time, using the valuation procedures of the Target Fund.
2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued in exchange for the Target Assets will be determined by dividing the value of such Target Assets (net of the Assumed Liabilities), determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with Section 2.2. The aggregate net asset value of Acquiring Fund Shares received by the Target Fund in the Reorganization will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund’s shares held by Target Fund Shareholders as of such time.
2.4 COMPUTATIONS OF NET ASSETS. All computations of net asset value in this Article II will be made by or under the direction of Brown Brothers Harriman & Co. (“BBH”) in accordance with its regular practice as the accounting agent of the Target Fund.
ARTICLE III
CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions of this Agreement, including the satisfaction or waiver of the conditions set forth in Article VI (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), the Closing will be on the Closing Date, which will be on or about [ ], or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business at 4:00 p.m. Eastern Time (the “Effective Time”) at the offices of U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, or at such other time and/or place as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided. The Closing may be conducted in a mutually acceptable manner by the exchange of documents and signature pages via overnight courier, facsimile or .pdf attachments to e-mails.
3.2 CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of the Target Fund shall be made available by the Target Fund to the Acquiring Fund’s custodian for examination no later than five business days preceding the Closing Date. BBH, as custodian for the Target Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.
3.3 CERTIFICATE OF TRANSFER AGENT. The Target Fund will issue and deliver, or cause BBH, the transfer agent with respect to the Target Fund’s shares, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of shares of the Target Fund and the number and percentage ownership of outstanding shares held by each such Target Fund Shareholder immediately prior to the Closing.
3.4 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.
3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party will deliver to the other party such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to consummate the transactions contemplated by this Agreement. Subject to Section 1.7, the Target Fund will, from time to time, as and when reasonably requested by the Acquiring Fund, use its commercially reasonable efforts to execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as necessary in order to ultimately vest and confirm the Acquiring Fund’s title to and possession of all of the assets of the Target Fund.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET FUND. IMST II, on behalf of the Target Fund represents and warrants to the EA Trust and the Acquiring Fund as of the date hereof and as of the Closing Date (except for representations and warranties that speak as of a specific date, in which case such representations and warranties are true and correct as of such date) as follows:
(a) The IMST II is a statutory trust, duly organized, validly existing and in good standing under the laws of the state of Delaware.
(b) The Target Fund is registered as an open-end management investment company under the 1940 Act, and such registration with the U.S. Securities and Exchange Commission is in full force and effect. IMST II is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.
(c) The current Prospectus and Statement of Additional Information of the Target Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(d) The Target Fund is not, and the execution, delivery and performance of this Agreement (subject to the receipt of requisite shareholder approval and compliance with the other provisions hereof) will not result, in violation of any material provision of the Target Fund’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.
(e) The Target Fund shares are the only outstanding equity interests in the Target Fund.
(f) Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund on or before the Closing Date.
(g) No litigation, claims, actions, suits, proceedings or investigation of or before any court or governmental body is currently pending or, to the knowledge of IMST II, threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated by this Agreement.
(h) The audited financial statements of the Target Fund as of March 31, 2024, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly present, in all material respects, the financial condition of the Target Fund as of March 31, 2024, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements, other than any such liabilities that (i) were incurred in the ordinary course of business and would not be material and (ii) are not required by generally accepted accounting principles in the United States of America to be set forth on such financial statements.
(i) Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known liabilities of a material nature, contingent or otherwise, of the Target Fund that have arisen after such date other than any such liabilities that (i) were incurred in the ordinary course of business and are not material and (ii) are not required by generally accepted accounting principles in the United States of America to be set forth on such financial statements.
(j) All Tax (as defined below) returns and reports of the Target Fund required by law to have been filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All Taxes due or properly shown to be due on such returns or reports, have been paid, or provision has been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the knowledge of IMST II, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of IMST II, there are no deficiency assessments with respect to any Taxes of the Target Fund and no such deficiency assessments have been proposed with respect to the Target Fund in writing. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person.
(k) All of the issued and outstanding shares of the Target Fund are duly authorized and, when issued and sold, were validly issued, fully paid and non-assessable by the Target Fund. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding preferred shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund.
(l) At the Closing, the Target Fund will have good and valid title to the Target Assets, and full right, power and authority to sell, assign, transfer and deliver such Target Assets, and, upon delivery and payment therefor, the Acquiring Fund will acquire good and valid title thereto, subject to no restrictions on the transfer thereof, including such restrictions as might arise under the 1933 Act, except those restrictions as to which the Acquiring Fund has received notice at or prior to the Closing.
(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund. Subject to approval by the Target Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.
(o) From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
(p) For each taxable year of its operations ended on or prior to the Closing Date, the Target Fund (i) has had (or will have) in effect an election to be treated as a “regulated investment company” under the Code (a “RIC”); (ii) has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and has declared (or will declare) a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code); and (iii) has been (or will be) treated as a separate corporation for federal income tax purposes under Section 851(g) of the Code..
(q) The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.
(r) The Acquiring Fund Shares to be issued to the Target Fund pursuant to Section 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Target Fund Shareholders as provided in Section 1.4.
(s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by IMST II, for itself and on behalf of the Target Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Target Fund Shareholders as described in Section 5.2.
(t) The Target Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.
(u) The Target Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.
(v) The Target Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in paragraphs (j), (p), (t), and (u) of this Section 4.1.
4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The EA Trust, on behalf of the Acquiring Fund represents and warrants to the Target Fund as of the date hereof and as of the Closing Date (except for representations and warranties that speak as of a specific date, in which case such representations and warranties are true and correct as of such date) as follows:
(a) The EA Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquiring Fund is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.
(c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to the receipt of requisite shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.
(e) No litigation, administrative proceeding or investigation of or before any court or governmental body is currently pending, or to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated by this Agreement.
(f) All Tax (as defined below) returns and reports of the Acquiring Fund required by law to have been filed by it (taking into account permitted extensions for filing) have been or will be timely filed and are complete and correct in all material respects. All Taxes due or properly shown to be due on such returns or reports, have been paid, or provision has been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. The Acquiring Fund commenced operations on November 14, 2024 and therefore, no such returns are required to be submitted at the time of the Closing, To the knowledge of EA Trust, there are no deficiency assessments with respect to any Taxes of the Acquiring Fund and no such deficiency assessments have been proposed with respect to the Acquiring Fund in writing.
(g) All issued and outstanding Acquiring Fund Shares will be, at the time of Closing, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares and there are no outstanding securities convertible into any Acquiring Fund shares.
(h) The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
(i) The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.
(j) From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(k) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by EA Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Target Fund Shareholders as described in Section 5.2.
(l) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
(m) For each taxable year of its operations ended prior to the Closing Date, the Acquiring Fund (i) has had in effect (or intends to make) an election to be treated as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and has declared (or intends to declare) a distribution (or distributions) with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code); and (iii) has been treated (or intends to be treated) as a separate corporation for federal income tax purposes under Section 851(g) of the Code. Subject to the accuracy of the representations and warranties in Section 4.1(p), for the taxable year that includes the Closing Date, the EA Trust expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code.
(n) Immediately prior to the Closing, the Acquiring Fund would not be subject to corporate-level taxation on the sale of any assets as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.
(o) The Acquiring Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.
(p) The Acquiring Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in paragraphs (g), (n), (o), and (p) of this Section 4.2.
ARTICLE V
COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 1.3, the Acquiring Fund and the Target Fund will operate their respective businesses in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions in the case of the Target Fund and any other distributions necessary or desirable to avoid federal income or excise taxes.
5.2 APPROVAL OF SHAREHOLDERS. IMST II will call a special meeting of its shareholders to consider and act upon this Agreement, as applicable, and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.
5.3 [INTENTIONALLY LEFT BLANK].
5.4 ADDITIONAL INFORMATION. The Target Fund will use its commercially reasonable efforts to assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares, including as set forth in Section 3.3(a).
5.5 FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will use its commercially reasonable efforts to take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.
5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund will furnish the Acquiring Fund in such form as is reasonably satisfactory to the Acquiring Fund, a reasonably detailed statement setting forth (i) the earnings and profits of the Target Fund for federal income tax purposes and (ii) any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.
5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Funds will prepare and the Acquiring Fund will file with the Commission one or more registration statements on Form N-14 relating to the Acquiring Fund Shares to be issued to Target Fund Shareholders and related matters (the “Registration Statement”). The Registration Statement will include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Proxy Statement/Prospectus”). The Registration Statement will be in compliance with the 1933 Act, the 1934 Act, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information reasonably necessary to prepare the Proxy Statement/Prospectus and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.
5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Target Fund nor the Acquiring Fund will take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:
6.1 All representations, covenants and warranties of the Acquiring Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund will have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by (i) the Principal Executive Officer or any Vice President of the Acquiring Fund and (ii) the Controller or Treasurer of the Acquiring Fund, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect.
6.2 The Acquiring Fund will have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.
6.3 The closing of the purchase transaction whereby Stance Capital, the sub-adviser to the Acquiring Fund, acquired the advisory business of Change Finance in accordance with a purchase agreement, dated as of July 17, 2024, will have occurred, and all conditions precedent to such purchase transaction will have been satisfied or waived.
6.4 As of the Closing Date with respect to the Reorganization of the Target Fund, there shall have been no material change in the investment objective, principal investment strategies, policies and restrictions of the Acquiring Fund, nor any material change in the unitary management fee, fee levels payable pursuant to any distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, or other fees payable for services provided to the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:
7.1 All representations, covenants and warranties of the Target Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund will have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by (i) the Principal Executive Officer or any Vice President of the Target Fund and (ii) the Controller or Treasurer of the Target Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect.
7.2 The Target Fund will have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.
7.3 The Target Fund will have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Fund.
7.4 [INTENTIONALLY LEFT BLANK].
7.5 The closing of the purchase transaction whereby Stance Capital, the sub-adviser to the Acquiring Fund, acquired the advisory business of Change Finance, in accordance with that a purchase agreement, dated as of July 17, 2024, will have occurred, and all conditions precedent to such purchase transaction will have been satisfied or waived.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund hereunder will also be subject to the fulfillment or waiver of the following conditions:
8.1 This Agreement and the transactions contemplated herein will have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Target Fund’s Declaration of Trust and By-Laws. Notwithstanding anything to the contrary, neither party may waive the condition set forth in this Section 8.1.
8.2 The Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
8.3 All consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All material notices to, or consents or waivers from, other persons or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.
8.4 The Registration Statement will have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof will have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Target Fund will declare a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).
8.6 The Target Fund will have received an opinion from Practus, LLP, counsel to the Acquiring Fund dated as of the Closing Date, substantially to the effect that:
(a) The Acquiring Fund has been formed as a statutory trust and is existing under the laws of the State of Delaware and, to such counsel’s knowledge, has the power as a corporation to carry on its business as currently conducted as described in the definitive Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.
(b) The Acquiring Fund is registered as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.
(c) Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund on behalf of the Target Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Articles of Incorporation, By-Laws or Delaware law.
(d) The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.
(e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Minnesota is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.
(f) The execution and delivery of this Agreement by the Acquiring Fund did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Articles of Incorporation or By-Laws.
8.7 The Acquiring Fund will have received an opinion from Morgan Lewis, counsel to the Target Fund, dated as of the Closing Date, substantially to the effect that:
(a) The Target Fund is an open-end management investment company registered with the Securities and Exchange Commission as an investment company under the 1940 Act.
(b) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body of the United States is required to be obtained or made by the Target Fund in connection with the execution and delivery by the Target Fund of the Plan of Reorganization and the consummation by the Target Fund of the transaction contemplated thereunder, except (i) such as have been obtained or made, and (ii) such as may be required under federal securities laws.
(c) IMST II is a statutory trust that is validly existing and in good standing under the laws of the Delaware.
(d) Except for those that have been obtained or made, no consent, approval, authorization or other action by any governmental authority of the state of Delaware pursuant to any statutory law or regulation is required to be obtained or made by the Target Fund as of the date hereof for the consummation by the Target Fund of the transactions contemplated herein, but excluding all consents, approvals, authorizations and other actions required for the ongoing operation of the business of the Target Fund.
(e) The Target Fund has the trust power to consummate the transactions contemplated by this Agreement.
(f) The execution and delivery of this Agreement by the Target Fund did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust or By-Laws (assuming the requisite approval of the Target Fund shareholders has been obtained in accordance with its Declaration of Trust and By-Laws).
8.8 The Funds will have received an opinion of Practus, LLP, dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:
(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of the Acquiring Fund and the Target Fund will be a “party to a reorganization,” within the meaning of Section 368(b) of the Code.
(b) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.
(c) No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, or upon the distribution of the Acquiring Fund shares to the shareholders of the Target Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of Target Fund, or (2) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.
(d) No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares (except with respect to cash received).
(e) The basis of each asset of the Target Fund received by the Acquiring Fund in the Reorganization will be the same as the basis of such asset in the hands of the Target Fund immediately before the effective time of the Reorganization, adjusted for any gain or loss required to be recognized as described in (d) above.
(f) The holding period of each asset of the Target Fund received by the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized as described in (c) above, will include the period during which such asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).
(g) The Reorganization will not result in the termination of the Target Fund’s taxable year, and the Target Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization.
(h) The aggregate tax basis of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder (reduced by any amount of tax basis allocable to shares for which cash is received).
(i) Each Target Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Target Fund Shareholder’s holding period for the Target Fund shares exchanged therefor, provided that the Target Fund Shareholder held such Target Fund shares as capital assets on the date of the Reorganization.

(j) The receipt of cash in exchange for Target Fund shares is expected to be a taxable transaction to shareholders in non-tax qualified accounts, with such a shareholder recognizing taxable gain or loss equal to the difference between the tax basis in its Target Fund shares and the amount of cash or the value of other property received.
Such opinion will be based on customary assumptions and such representations as Practus, LLP may reasonably request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.8.
ARTICLE IX
EXPENSES

9.1 The expenses incurred in connection with the Reorganization will be borne by Stance Capital and Change Finance, including in the event the Reorganization is not consummated. Reorganization expenses include, without limitation, (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees incurred by each Fund, including fees of the counsel to IMST II, counsel to the Independent Trustees of IMST II, counsel to EA Adviser, counsel to the EA Trust, and counsel to the Independent Trustees of the EA Trust; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs (the “Reorganization Expenses”). Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Target Fund or the Acquiring Fund to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a)(1) of the Code or otherwise result in the imposition of tax on either the Target Fund or the Acquiring Fund or on any of their respective shareholders.
9.2 At the Closing, Stance Capital and Change Finance (or any affiliate thereof) shall each pay the estimated Reorganization Expenses to be paid by it pursuant to Section 9.1, and any remaining balance shall be paid by Stance Capital and Change Finance (or any affiliate thereof) within thirty (30) days after the Closing.
9.3 Each party represents and warrants to the other party that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The parties agree that neither party has made to the other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.
10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will survive the consummation of the transactions contemplated hereunder.
ARTICLE XI
TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the Principal Executive Officer or any Vice President of each Fund without further action by the Target Fund Board or the Acquiring Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:
(a) a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, which breach would cause the conditions precedent set forth in

Article VI, VII or Article VIII to not be satisfied and such breach (i) is not capable of being cured or (ii) if such breach is capable of being cured, is not cured within 30 days following notice from the non-breaching party;
(b) that certain purchase agreement, dated as of July 17, 2024, regarding the purchase transaction whereby Stance Capital, the sub-adviser to the Acquiring Fund, will acquire the advisory business of Change Finance is terminated in accordance with the terms thereof; or
(c) a determination by the Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund.
11.2 In the event of any such termination, in the absence of willful default, there will be no liability for damages on the part of the Acquiring Fund Board, the Target Fund Board, the Acquiring Fund or the Target Fund but Section 9.1 shall continue to apply.
ARTICLE XII
AMENDMENTS

12.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Trustees; provided, however, that following the receipt of shareholder approval of this Agreement and the transactions contemplated herein at the meeting of the shareholders of the Target Fund called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.
13.2 This Agreement may be executed in any number of counterparts, each of which may be deemed an original.
13.3 This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any principal or law thereof that would result in the application of the laws of another jurisdiction.
13.4 This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder may be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or may be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
13.5 It is expressly agreed that the obligations of each Fund hereunder will not be binding upon any of the trustees, directors, shareholders, nominees, officers, agents or employees of such Fund personally, but will bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the state of Delaware. The execution and delivery of this Agreement have been authorized by each Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of each Fund acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the property of a Fund, as provided in such Fund’s Declaration of Trust, as applicable.
ARTICLE XIV
CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV
COOPERATION AND EXCHANGE OF INFORMATION

15. 1 IMST II and the EA Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Target Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.
15.2 Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund, up to and including the date of the Closing, and such later date on which the Target Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

EA SERIES TRUST

By: __________________________________________
Name:
Title:

INVESTMENT MANAGERS SERIES TRUST II

By: __________________________________________
Name:
Title:

CHANGE FINANCE, PBC, with respect to Sections 9.1 and 9.2 only

By: __________________________________________
Name:
Title:

STANCE CAPITAL, LLC, with respect to Sections 9.1 and 9.2 only

By: __________________________________________
Name:
Title:

APPENDIX B – FINANCIAL HIGHLIGHTS OF THE TARGET FUND^

It is anticipated that following the Reorganization, the Target Fund will be the accounting survivor of the Reorganization. The financial highlights table is intended to help you understand the Target Fund’s financial performance for the period of the Target Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost), on an investment in the Target Fund (assuming reinvestment of all dividends and distributions). The information through March 31, 2024 for the Target Fund has been derived from the financial statements audited by the Target Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, whose report, along with the Target Fund’s financial statements, are included in the Target Fund’s Annual Report, which is available upon request. The Target Fund’s financial information for the period ended September 30, 2024 is unaudited and is included in the Target Fund’s semi-annual report.

	For the Six Months Ended September 30, 2024 (Unaudited)	For the Year Ended March 31, 2024	For the Period Ended March 31, 2023*	For the Year Ended July 31, 2022	For the Year Ended July 31, 2021	For the Year Ended July 31, 2020
Net asset value, beginning of period	$36.66	$28.88	$28.69	$34.06	$24.44	$21.88
Income from Investment Operations:
Net investment income (loss)[1]	0.14	0.30	0.22	0.29	0.25	0.29
Net realized and unrealized gain (loss)	1.69	7.79	0.25	(5.46)	9.54	2.47
Net increase from payments by affiliates	–	–	0.02[2]	–	–	–
Total from investment operations	1.83	8.09	0.49	(5.17)	9.79	2.76

Less Distributions:
From net investment income	–	(0.31)	(0.30)	(0.20)	(0.17)	(0.20)
Total distributions	–	(0.31)	(0.30)	(0.20)	(0.17)	(0.20)
Net asset value, end of period	$38.49	$36.66	$28.88	$28.69	$34.06	$24.44

Total return[3,4]	4.99%[5]	28.14%	1.78%[2,5]	(15.29)%	40.19%	12.69%

Total return at market price[4,6]	4.93%[5]	28.26%	1.74%[5]	(15.32)%	40.44%	12.34%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$132,804	$127,398	$116,957	$103,281	$80,042	$19,551
Ratio of expenses to average net assets	0.49%[7,8]	0.49%[8]	0.49%[7]	0.49%	0.49%	0.49%
Ratio of net investment income (loss) to average net assets	0.77%[7]	0.96%	1.17%[7]	0.94%	0.82%	1.33%

Portfolio turnover rate[9]	21%[5]	66%	41%[5]	162%	85%	120%
^    Financial information from July 31, 2019 through March 18, 2022 is for the Change Finance ESG ETF, which was reorganized into the AXS Change Finance ESG ETF as of the close of business on March 18, 2022.
*     Fiscal year end changed to March 31, effective February 1, 2023.
1    Based on average shares outstanding during the period.
2    Non-affiliate reimbursed the Fund $72,000 for errors during processing. The reimbursement had a 0.07% impact to the Fund’s performance.
3    Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.
4    Total returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
5    Not annualized.
6    Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca, Inc. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the NYSE Arca, Inc.
7    Annualized.
8    If interest expense had been excluded, the expense ratios would have remained unchanged for the six months ended September 30, 2024 and for the year ended March 31, 2024.
9    Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

SUBJECT TO COMPLETION
The information in this proxy statement/prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This proxy statement/prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

FOR THE REORGANIZATION OF

INVESTMENT MANAGERS SERIES TRUST II

AXS Change Finance ESG ETF
a series of Investment Managers Series Trust II
235 W. Galena Street
Milwaukee, Wisconsin 53212

INTO

Stance Sustainable Beta ETF
a series of EA Series Trust
19 East Eagle Road
Havertown, PA 19083

[     ]

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated [  ], 2025 that is being furnished to shareholders of the AXS Change Finance ESG ETF (the “Target Fund”), an exchange-traded fund organized as a separate series of Investment Managers Series Trust II, an open-end management investment company (“IMST II”), and Stance Sustainable Beta ETF (the “Acquiring Fund”), a series of EA Series Trust, an open-end management investment company (the “EA Trust”), in connection with a Special Meeting of Shareholders (the “Meeting”) called by the Board of Trustees of the Target Fund to be held at the offices of Mutual Fund Administration, LLC located at 2220 E Route 66 Suite 226 Glendora, CA 91773 at [ :00 a.m. Eastern time]. At the Meeting, shareholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund, pursuant to which the Target Fund would reorganize into the Acquiring Fund, and shareholders of the Target Fund would become shareholders of the Acquiring Fund (the “Reorganization”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing the Target Fund at the address shown above or by writing the Acquiring Fund at 19 East Eagle Rd, Havertown, Pennsylvania 19083, or calling the Acquiring Fund at (215) 330-4476.

Further information about the Acquiring Fund is contained in the Acquiring Fund’s Statement of Additional Information dated September 14, 2024, which is incorporated herein by reference. The Acquiring Fund commenced operations on November 14, 2024 and therefore has not published annual or semi-annual shareholder reports. The Target Fund shall be the accounting and performance survivor in the Reorganization. Additionally, there are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. The term “Fund” as used in this SAI, refers to the Target Fund.

This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

(i) Target Fund Prospectus and Statement of Additional Information (“SAI”) dated July 31, 2024, as supplemented, filed with the SEC (File Nos. 333-191476 and 811-22894); and
(ii) Target Fund Annual Report to Shareholders for the fiscal year ended March 31, 2024 filed with the SEC (File No. 811-22894);
(iii) Target Fund Semi-Annual Report to Shareholders for the period ended September 30, 2024 filed with the SEC (File No. 811-22894); and
(iv) Acquiring Fund Prospectus and Statement of Additional Information dated September 14, 2024, filed with the SEC (File Nos. 333-195493 and 811-22961).

PART C

Item 15. Indemnification:
Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.
Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.
The Declaration of Trust provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the DSTA, these Agents (as defined in the Declaration of Trust) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.
The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party or is threatened to be made a party to any Proceeding (as defined in the Declaration of Trust) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration of Trust), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person’s conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Registrant may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits:

(1)	Copies of the charter of the Registrant as now in effect.

(a)
Agreement and Declaration of Trust of EA Series Trust (the “Registrant”), previously filed as Exhibit 99.a.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(b)
Restated Certificate of Trust of Alpha Architect ETF Trust, as filed with the office of the Secretary of State of Delaware on April 21, 2022, previously filed as Exhibit 99.a.4 with Post-Effective Amendment No. 120 to the Registrant’s registration statement on May 13, 2022, is hereby incorporated by reference.

(2)	Copies of the existing bylaws or corresponding instruments of the Registrant.

	(a)	By-laws of the Registrant, previously filed as Exhibit 99.b.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(b)
Amended By-laws of the Registrant, previously filed as Exhibit 99.b with Post-Effective Amendment No. 275 to the Registrant’s registration statement on September 28, 2023, is hereby incorporated by reference.

(3)	Copies of any voting trust agreement affecting more than 5 percent of any class of equity securities of the Registrant.

	(a)	Not Applicable

(4)	Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it.

	(a)	Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A to the Proxy Statement/Prospectus.

(5)	Copies of all instruments defining the rights of holders of the securities being registered, including copies, where applicable, of the relevant portion of the articles of incorporation or by-laws of the registrant.

(a)	Agreement and Declaration of Trust

(i)	Article III: Shares

(ii)	Article V: Shareholders’ Voting Powers and Meetings

(iii)	Article VI: Net Asset Value; Distributions; Redemptions; Transfers

(iv)	Article VIII: Certain Transactions, Section 4

(v)	Article X: Miscellaneous, Section 4

(b)	By-Laws

(i)	Article II: Meetings of Shareholders

(ii)	Article VI: Records and Reports, Sections 1, 2, and 3

(iii)	Article VII: General Matters, Sections 3, 4, 6, and 7

(iv)	Article VIII: Amendments, Section 1

(6)	Copies of all investment advisory contracts relating to the management of the assets of the registrant.

(a)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Stance Sustainable Beta ETF, was previously filed as Exhibit 99.(d)(81) with Post-Effective Amendment No. 357 to the Registrant’s registration statement on September 13, 2024.

(b)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Stance Capital, LLC with respect to the Stance Sustainable Beta ETF, was previously filed as Exhibit 99.(d)(81) with Post-Effective Amendment No. 357 to the Registrant’s registration statement on September 13, 2024.

(7)	Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers.

(a)
Distribution Agreement between the Registrant and Quasar Distributors, LLC – previously filed as Exhibit 99.e.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(b)
Form of Authorized Participant Agreement, previously filed as Exhibit 99.e.2 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(8)	Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such. Furnish a reasonably detailed description of any plan that is not set forth in a formal document.

Not Applicable.

(9)	Copies of all custodian agreements and depository contracts under Section 17(f) of the Investment Company Act [15 U.S.C. 80a-17(f)], for securities and similar investments of the Registrant, including the schedule of remuneration.

(a)
Custody Agreement between the Registrant and U.S. Bank National Association, previously filed as Exhibit 99.g.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i)
Thirtieth Amendment and Amended Exhibit C to the Custody Agreement between the Registrant and U.S. Bank National Association, previously filed as Exhibit 99.g(1)(i) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(ii)
 Thirtieth Amendment and Amended Exhibit C to the Custody Agreement between the Registrant and U.S. Bank National Association, previously filed as Exhibit 99.g(1)(i) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(10)	Copies of any plan entered into by registrant pursuant to Rule l2b-1 under the Investment Company Act [17 CFR 270.12b-1] and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act [17 CFR 270.18f-3], any agreement with any person relating to implementation of the plan, any amendment to the plan, and a copy of the portion of the minutes of the meeting of the Registrant’s directors describing any action taken to revoke the plan.

(a)	12b-1 Plans

(i)
Amended and Restated Schedule I to Distribution Plan, previously filed as Exhibit 99.m.6 with Post-Effective Amendment No. 153 to the Registrant’s registration statement on August 15, 2022, is hereby incorporated by reference.

(b)	Rule 18f-3 Plans – Not Applicable

(11)	An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable.

	(a)	Legal Opinion of Practus LLP– filed herewith.

(12)	An opinion and consent to their use, of counsel or, in lieu of an opinion, a copy of the revenue ruling from the Internal Revenue Service, supporting the tax matters and consequences to shareholders discussed in the prospectus.

(a) Form of Tax Opinion of Practus, LLP – filed herewith.

(13)	Copies of all material contracts of the Registrant not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement.

(a)
Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i) Thirtieth Amendment and Amended Exhibit B to the Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp, previously filed as Exhibit 99.h(1)(i) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.
(ii) Forty-First Amendment and Amended Exhibit A to the Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99(h)(2)(ii) with Post-Effective Amendment 409 to the Registrant’s registration statement on December 6, 2024, is hereby incorporated by reference.

(b)
Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h.2 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i) Thirtieth Amendment and Amended Exhibit C to the Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h(2)(i) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.
(ii) Forty-First Amendment and Amended Exhibit A to the Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99(h)(2)(ii) with Post-Effective Amendment 409 to the Registrant’s registration statement on December 6, 2024, is hereby incorporated by reference.

(c)
Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h.3 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i)Thirtieth Amendment and Amended Exhibit B to the Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h(3)(i) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(ii)     Forty-First Amendment and Amended Exhibit A to the Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99(h)(3)(ii) with Post-Effective Amendment 409 to the Registrant’s registration statement on December 6, 2024, is hereby incorporated by reference.

(14)	Copies of any other opinions, appraisals or rulings, and consents to their use relied on in preparing the registration statement and required by Section 7 of the 1933 Act [15 U.S.C. 77g].

(a)	Consent of Tait, Weller & Baker LLP – filed herewith.
(15)	All financial statements omitted pursuant to Item 14.1.

Not Applicable.

(16)	Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement.

(a) Powers of Attorney, previously filed as Exhibit 99.(q).(1) with Post-Effective Amendment No. 376 to the Registrant’s registration statement on September 23, 2024, is hereby incorporated by reference.

(17)	Additional Exhibits
(a) Form of Proxy Card – filed herewith.

Item 17. Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by Post-Effective Amendment the executed opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinions.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement has been signed on behalf of the Registrant in the City of Olathe, State of Kansas, on this 13th day of January, 2025.

EA SERIES TRUST

*By:	/s/ Alyssa Bernard
Alyssa Bernard
Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title

/s/ Michael D. Barolsky	President (principal executive officer)
Michael D. Barolsky*

/s/ Sean R. Hegarty	Treasurer (principal financial officer)
Sean R. Hegarty*

/s/ Wesley R. Gray	Trustee
Wesley R. Gray*
/s/ Daniel Dorn	Trustee
Daniel Dorn*

/s/ Michael Pagano	Trustee
Michael Pagano*

/s/ Emeka Oguh	Trustee
Emeka Oguh*

*By:	/s/ Alyssa Bernard
Alyssa Bernard
Attorney-in-Fact
*(Pursuant to Power of Attorney previously filed with Post-Effective Amendment No. 376 to the Registrant’s registration statement on September 23, 2024).

Exhibit Index

Exhibit No.	Description

EX-99.11.a	Legal Opinion of Practus, LLP

EX-99.12.a	Form of Tax Opinion of Practus, LLP
EX-99.14.a	Consent of Tait, Weller & Baker LLP

EX-99.17.a	Form of Proxy Card